          As filed with the Securities and Exchange Commission on April 15, 2008

                                            1933 Act Registration No. 333-141755

                                            1940 Act Registration No. 811-07785
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 2 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 28 /X/

               Lincoln Life & Annuity Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on April 30, 2008, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LFG.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2340
Fort Wayne, IN 46808
1-800-341-0441

This prospectus describes the group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we will pay the beneficiary or plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth Portfolio*
     AllianceBernstein Growth and Income Portfolio
American Century Variable Portfolios (Class I):
     Balanced Fund*
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Delaware VIP Trust (Service Class):

     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series

Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Developing Leaders Portfolio*
     Dreyfus Stock Index Fund, Inc.*
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio*
     Fidelity (Reg. TM) Equity-Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Growth Portfolio*

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Managed
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
     LVIP Wilshire Aggressive Profile Fund


Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio
     Partners Portfolio*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio*


*It is currently anticipated that during the third quarter of 2008, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


April 30, 2008

Table of Contents



Item                                                                         Page
Special Terms                                                                 4
Expense Tables                                                                5
Summary of Common Questions                                                   9
Lincoln Life & Annuity Company of New York                                   10
Fixed Side of the Contract                                                   11
Variable Annuity Account (VAA)                                               11
Investments of the VAA                                                       11
Charges and Other Deductions                                                 15
 Surrender Charge for GVA I and GVA II*                                      16
The Contracts                                                                18
 Purchase of the Contracts                                                   18
 Transfers On or Before the Annuity Commencement Date                        19
 Death Benefit Before the Annuity Commencement Date                          21
 Withdrawals                                                                 22
Distribution of the Contracts                                                24
 Annuity Payouts                                                             25
Federal Tax Matters                                                          27
Additional Information                                                       29
 Voting Rights                                                               29
 Return Privilege                                                            30
 Other Information                                                           30
 Legal Proceedings                                                           30
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Company of New York Variable Annuity Account L    31
Appendix A - Condensed Financial Information                                 A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.


Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.


Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.


FINRA - Financial Industry Regulatory Authority.


Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY).

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.


SEC - Securities and Exchange Commission.


Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts."


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         6.06%        0.27%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.29%        0.27%



* Sixteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2009.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2007:



(as a percentage of each fund's average net assets):


                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.17   %
AllianceBernstein VPS Growth Portfolio (Class B)              0.75           0.25           0.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.04
American Century VP Balanced Fund (Class I)(1)                0.90           0.00           0.00
American Funds Global Growth Fund (Class 2)*                  0.53           0.25           0.02
American Funds Growth Fund (Class 2)*                         0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)*                  0.26           0.25           0.01



                                                                                               tal
                                                                                               Expen
                                                                                             To ns
                                                                                         Total
                                                                                  Total  Contr
 er
                                                                                 Expense
 ra   ctual
                                                                                   es    waive
Contr
                                                                                 (before  er    ra
                                                                                   any   reimb
waive
                                                                                 waivers
 bu    er
                                                                   Acquired        s/
                                                                     Fund        reimbur
 e-    bu
                                                                   Fees and        rs     (if  ments
                                                              +    Expenses  =   ments)  any)   s)
AllianceBernstein VPS Global Technology Portfolio (Class B)       0.00   %       1.17
AllianceBernstein VPS Growth Portfolio (Class B)                  0.00           1.15
AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.00           0.84
American Century VP Balanced Fund (Class I)(1)                    0.00           0.90
American Funds Global Growth Fund (Class 2)*                      0.00           0.80
American Funds Growth Fund (Class 2)*                             0.00           0.58
American Funds Growth-Income Fund (Class 2)*                      0.00           0.52

                                                                     Management                      Other
                                                                        Fees        12b-1 Fees      Expenses
                                                                      (before        (before        (before
                                                                        any            any            any
                                                                      waivers/       waivers/       waivers/
                                                                     reimburse-     reimburse-     reimburse-
                                                                       ments)   +     ments)   +     ments)
American Funds International Fund (Class 2)*                         0.49   %       0.25   %       0.03   %
Delaware VIP Diversified Income Series (Standard Class)(2)           0.64           0.00           0.09
Delaware VIP High Yield Series (Standard Class)(3)                   0.65           0.00           0.10
Delaware VIP REIT Series (Service Class)(4)                          0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(5)               0.71           0.30           0.10
Delaware VIP Trend Series (Service Class)(6)                         0.75           0.30           0.11
Dreyfus Stock Index Fund (Initial Class)                             0.25           0.00           0.02
Dreyfus VIF Developing Leaders Portfolio (Initial Class)             0.75           0.00           0.06
DWS Equity 500 Index VIP (Class A)(7)(3)                             0.19           0.00           0.12
DWS Small Cap Index VIP (Class A) (8)(9)                             0.35           0.00           0.15
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(10)   0.51           0.00           0.12
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(11)    0.56           0.25           0.09
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(12)   0.46           0.00           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(13)          0.56           0.00           0.09
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(14,15,16)                                                   0.65           0.00           0.02
LVIP Baron Growth Opportunities (Service Class)(17)                  1.00           0.25           0.08
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(18)(19)                                                      0.95           0.00           0.15
LVIP Delaware Bond Fund (Standard Class)                             0.34           0.00           0.06
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)                                                              0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)                          0.40           0.00           0.08
LVIP Delaware Social Awareness Fund (Standard Class)                 0.35           0.00           0.06
LVIP Janus Capital Appreciation Fund (Standard Class)(20)            0.74           0.00           0.08
LVIP Mondrian International Value Fund (Standard Class)              0.68           0.00           0.12
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                    0.73           0.00           0.09
LVIP Wilshire 2010 Profile Fund (Standard Class)(21)(22)             0.25           0.00           3.18
LVIP Wilshire 2020 Profile Fund (Standard Class)(21)(22)             0.25           0.00           1.45
LVIP Wilshire 2030 Profile Fund (Standard Class)(21)(22)             0.25           0.00           2.61
LVIP Wilshire 2040 Profile Fund (Standard Class)(21)(22)             0.25           0.00           4.89
LVIP Wilshire Aggressive Profile Fund (Standard Class)(21)(22)       0.25           0.00           0.09
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(21)(22)                                                      0.25           0.00           0.08
LVIP Wilshire Moderate Profile Fund (Standard Class)(21)(22)         0.25           0.00           0.04
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(21)(22)                                                      0.25           0.00           0.04
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(23)              0.82           0.00           0.07
Neuberger Berman Partners Portfolio (I Class)(23)                    0.83           0.00           0.08
T. Rowe Price International Stock Portfolio                          0.97           0.00           0.08



                                                                                                         otal
                                                                                                         pense
                                                                                                        Tes
                                                                                                       Exafter
                                                                                         Total  Total
                                                                                        Expense
        (  c-
                                                                                          es    Contract
  al
                                                                                        (before    tu     tual
                                                                                          any   waivers/
                                                                                        waivers reimburs
  s/
                                                                          Acquired        s/       se       -
                                                                            Fund        reimbur  ments   reimbur
                                                                          Fees and        rs       e-      rs
                                                                     +    Expenses  =   ments)  (if any) ments)
American Funds International Fund (Class 2)*                             0.00   %       0.77
Delaware VIP Diversified Income Series (Standard Class)(2)               0.00           0.73
Delaware VIP High Yield Series (Standard Class)(3)                       0.00           0.75   -0.01   0.74
Delaware VIP REIT Series (Service Class)(4)                              0.00           1.13   -0.05   1.08
Delaware VIP Small Cap Value Series (Service Class)(5)                   0.00           1.11   -0.05   1.06
Delaware VIP Trend Series (Service Class)(6)                             0.00           1.16   -0.05   1.11
Dreyfus Stock Index Fund (Initial Class)                                 0.00           0.27
Dreyfus VIF Developing Leaders Portfolio (Initial Class)                 0.00           0.81
DWS Equity 500 Index VIP (Class A)(7)(3)                                 0.00           0.31   -0.03   0.28
DWS Small Cap Index VIP (Class A) (8)(9)                                 0.00           0.50
Fidelity (Reg. TM) VIP Asset Manager Portfolio (Initial Class)(10)       0.00           0.63
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(11)        0.00           0.90
Fidelity (Reg. TM) VIP Equity-Income Portfolio (Initial Class)(12)       0.00           0.55
Fidelity (Reg. TM) VIP Growth Portfolio (Initial Class)(13)              0.00           0.65
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(14,15,16)                                                       0.00           0.67
LVIP Baron Growth Opportunities (Service Class)(17)                      0.00           1.33   -0.04   1.29
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(18)(19)                                                          0.00           1.10   -0.25   0.85
LVIP Delaware Bond Fund (Standard Class)                                 0.00           0.40
LVIP Delaware VIP Growth and Income Fund (Standard
 Class)                                                                  0.00           0.40
LVIP Delaware Managed Fund (Standard Class)                              0.00           0.48
LVIP Delaware Social Awareness Fund (Standard Class)                     0.00           0.41
LVIP Janus Capital Appreciation Fund (Standard Class)(20)                0.00           0.82   -0.13   0.69
LVIP Mondrian International Value Fund (Standard Class)                  0.00           0.80
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                        0.00           0.82
LVIP Wilshire 2010 Profile Fund (Standard Class)(21)(22)                 0.76           4.19   -3.18   1.01
LVIP Wilshire 2020 Profile Fund (Standard Class)(21)(22)                 0.79           2.49   -1.45   1.04
LVIP Wilshire 2030 Profile Fund (Standard Class)(21)(22)                 0.88           3.74   -2.61   1.13
LVIP Wilshire 2040 Profile Fund (Standard Class)(21)(22)                 0.92           6.06   -4.89   1.17
LVIP Wilshire Aggressive Profile Fund (Standard Class)(21)(22)           1.02           1.36   -0.09   1.27
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(21)(22)                                                          0.77           1.10   -0.08   1.02
LVIP Wilshire Moderate Profile Fund (Standard Class)(21)(22)             0.89           1.18   -0.04   1.14
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(21)(22)                                                          0.92           1.21   -0.04   1.17
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(23)                  0.00           0.89
Neuberger Berman Partners Portfolio (I Class)(23)                        0.00           0.91
T. Rowe Price International Stock Portfolio                              0.00           1.05



(*) The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be discontinued at any time in consultation with the Series' board, but it is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver.

   Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(1) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(2) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(3) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses"))from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual operating series expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.00% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.28% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(9) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.47% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(10) Asset Manager. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.62% for Initial Class. These offsets may be discontinued at any time.

(11) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Service Class 2. These offsets may be discontinued at any time.

(12) Equity-Income. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.54% for Initial Class. These offsets may be discontinued at any time.

(13) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Initial Class. These offsets may be discontinued at any time.

(14) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(15) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index.

(16) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio; and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the Management Fee. Refer to the "Management Expenses" section in this Prospectus for additional information with further description in the Statement of Additional Information.

(17) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. Other expenses shown in the table have been restated to reflect the changes in the expense structure of the fund as a result of the reorganization of the fund which was effective June 5, 2007.

(18) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund; The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(22) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 751    $ 1,274   $ 1,825   $ 2,816
     GVA II    853      1,380     1,934     3,066
    GVA III    239        736     1,260     2,696

2) If you do not surrender your contract at the end of the applicable time period:



             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 238     $ 733    $ 1,255   $ 2,686
     GVA II    237       730      1,250     2,676
    GVA III    239       736      1,260     2,696

The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payments.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge applies of 0-5% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA and those charges are:



Mortality and expense risk charge:   1.00%

The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revnue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.


Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less withdrawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.


Investment Results

The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln New York.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services

Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements
The financial statements of the VAA and the financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call
1-800-341-0441.




Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware and Fidelity Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


We currently anticipate closing and replacing the following funds during the third quarter of 2008:

AllianceBernstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B); American Century VP Balanced Fund (Class
1) with LVIP Delaware Managed Fund (Standard Class); Dreyfus VIF Developing Leaders Portfolio (Initial Class) with LVIP Small Cap Index (Standard Class); Dreyfus Stock Index Fund, Inc. with LVIP S&P 500 Index Fund (Standard Class); DWS Equity 500 Index Portfolio -Class A with LVIP S&P 500 Index Fund (Standard Class); DWS Small-Cap Index Portfolio (Class A) with LVIP Small-Cap Index Fund (Standard Class); Fidelity VIP Asset Manager Portfolio (Initial Class) with LVIP Delaware Managed Fund (Standard Class); Janus Aspen Worldwide Growth Portfolio (Institutional Class) with LVIP S&P 500 Index Fund (Standard Class); Neuberger Berman AMT Partners Portfolio with AllianceBernstein VP Growth and Income Portfolio (Class B); T. Rowe Price International Stock Portfolio with LVIP Mondrian International Fund (Standard Class).

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth Portfolio (Class B): Capital appreciation.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.



American Century Variable Products, advised by American Century Investment


  o Balanced Fund (Class I): Long-term capital growth & current income.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.

American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Standard Class): Total return.

  o High Yield Series (Standard Class): Total return.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.


Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation

  o Developing Leaders Portfolio (Initial Class): Capital growth.
    (Sub-advised by Franklin Portfolio Associates, LLC)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.

  o Stock Index Fund, Inc. (Initial Class): Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
    (Sub-advised by Mellon Capital Management Corporation)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc.


  o DWS Equity 500 Index VIP (Class A): Capital appreciation.
    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


  o DWS Small Cap Index VIP (Class A): Capital appreciation.

    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company


  o Asset Manager Portfolio (Initial Class): High total return.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Initial Class): Reasonable income.


  o Growth Portfolio (Initial Class): Capital appreciation.



Janus Aspen Series, advised by Janus Capital Management LLC


  o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors


  o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Sub-advised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.

     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Sub-advised by Delaware Management Company)

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)


  o Partners Portfolio (I Class): Capital appreciation.
    (Sub-advised by Neuberger Berman, LLC)
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.


T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

  o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the third quarter of 2008, we will close and replace this investment option.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and

 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);

 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-6 .....................   5%      5%         6%
  7 .......................   4%      4%         6%
  8 .......................   3%      3%         6%
  9 .......................   2%      2%         6%
  10 ......................   1%      1%         6%
  11 and later ............   0%      0%         6%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on acount balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
  1 ..........................            20%
  2 ..........................            25%
  3 ..........................         33.33%
  4 ..........................            50%
  5 ..........................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



        Standard conditions
        -------------------------------------------------------------------
GVA I   o the participant has attained age 591/2
        o the participant has died
        o the participant has incurred a disability (as defined under the contract)



        Optional conditions
        -----------------------------------------------------------------
GVA I   o the participant has separated from service with their employer and is at least 55 years of age
        o the participant is experiencing financial hardship


           Standard conditions
           -------------------------------------------------------------------
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------

           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax imposed for New York residents.


Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance


Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.


If we receive your purchase payment from you or your broker-dealer in good order at our servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus


2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and


3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.


A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.


Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of
the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more, your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 3.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.


Lincoln New York also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings


In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Company of New York Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Lincoln Life & Annuity Variable Annuity Account L for
                     Variable Annuity Contracts I, II & III











Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI.



                 Accumulation unit value
                 -----------------------      Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
AllianceBernstein VPS Global Technology
2000.........       10.000        7.093            21
2001.........        7.093        5.235           110
2002.........        5.235        3.016           146
2003.........        3.016        4.294           337
2004.........        4.294        4.467           282
2005.........        4.467        4.584           307
2006.........        4.584        4.919           282
2007.........        4.919        5.839           361
-------------       ------        -----           ---
AllianceBernstein VPS Growth
2000.........       10.000        8.741             2
2001.........        8.741        6.607            13
2002.........        6.607        4.692            28
2003.........        4.692        6.258            66
2004.........        6.258        7.096           104
2005.........        7.096        7.842            85
2006.........        7.842        7.668            89
2007.........        7.668        8.553           102
-------------       ------        -----           ---
AllianceBernstein VPS Growth and Income
2004.........       10.317       11.133             5
2005.........       11.133       11.529            18
2006.........       11.529       13.352            25
2007.........       13.352       13.862            34
-------------       ------       ------           ---
American Century VP Balanced Fund*
1997.........       16.989       18.551           439
1998.........       18.551       21.263           510
1999.........       21.263       23.168           502
2000.........       23.168       22.330           495
2001.........       22.330       21.323           481
2002.........       21.323       19.093           454
2003.........       19.093       22.582           465
2004.........       22.582       24.544           483
2005.........       24.544       25.499           453
2006.........       25.499       27.673           419
2007.........       27.673       28.750           383
-------------       ------       ------           ---
American Funds Global Growth Fund****
2004.........       10.215       11.311            11
2005.........       11.311       12.774            44
2006.........       12.774       15.230           111
2007.........       15.230       17.318           180
-------------       ------       ------           ---
American Funds Growth Fund***
2000.........       10.000        8.991            44
2001.........        8.991        7.285           288
2002.........        7.285        5.449           415
2003.........        5.449        7.380           693
2004.........        7.380        8.220           849
2005.........        8.220        9.456         1,000
2006.........        9.456       10.318         1,236
2007.........       10.318       11.477         1,334
-------------       ------       ------         -----
American Funds Growth-Income Fund****
2004.........       10.000       10.978            31
2005.........       10.978       11.502            96
2006.........       11.502       13.119           191
2007.........       13.119       13.644           300
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
American Funds International Fund***
2000.........       10.000        8.582             3
2001.........        8.582        6.807            27
2002.........        6.807        5.739            50
2003.........        5.739        7.662            97
2004.........        7.662        9.051           190
2005.........        9.051       10.888           336
2006.........       10.888       12.825           443
2007.........       12.825       15.240           533
-------------       ------       ------           ---
Delaware VIP Diversified Income
Series****
2004.........       10.208       10.935             7
2005.........       10.935       10.778            25
2006.........       10.778       11.516            33
2007.........       11.516       12.271            59
-------------       ------       ------           ---
Delaware VIP High Yield Series
2005.........       10.114       10.273             7
2006.........       10.273       11.437            20
2007.........       11.437       11.640            48
-------------       ------       ------           ---
Delaware VIP REIT Series***
2000.........       10.000       10.568            32
2001.........       10.568       11.371            74
2002.........       11.371       11.750           222
2003.........       11.750       15.557           278
2004.........       15.557       20.191           425
2005.........       20.191       21.361           365
2006.........       21.361       27.984           428
2007.........       27.984       23.777           334
-------------       ------       ------           ---
Delaware VIP Small Cap Value Series****
2004.........       10.306       12.117            48
2005.........       12.117       13.094           155
2006.........       13.094       15.023           224
2007.........       15.023       13.856           194
-------------       ------       ------           ---
Delaware VIP Trend Series***
2000.........       10.000        7.781            10
2001.........        7.781        6.513            31
2002.........        6.513        5.154            45
2003.........        5.154        6.879            74
2004.........        6.879        7.649           122
2005.........        7.649        7.998           116
2006.........        7.998        8.499           139
2007.........        8.499        9.295           146
-------------       ------       ------           ---
Dreyfus Stock Index Fund*
1997.........       24.091       29.827           814
1998.........       29.827       37.861         1,129
1999.........       37.861       45.208         1,319
2000.........       45.208       40.605         1,215
2001.........       40.605       35.304         1,196
2002.........       35.304       27.136         1,124
2003.........       27.136       34.487         1,167
2004.........       34.487       37.777         1,154
2005.........       37.777       39.156         1,062
2006.........       39.156       44.774           928
2007.........       44.774       46.658           857
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Dreyfus VIP Developing Leaders
Portfolio*
1997.........       15.523       17.632           966
1998.........       17.632       16.856         1,187
1999.........       16.856       20.552         1,081
2000.........       20.552       23.056         1,182
2001.........       23.056       21.430         1,146
2002.........       21.430       17.159         1,081
2003.........       17.159       22.372         1,106
2004.........       22.372       24.662         1,061
2005.........       24.662       25.832           943
2006.........       25.832       26.540           800
2007.........       26.540       23.370           689
-------------       ------       ------         -----
DWS VIP Equity 500 Index
2004.........       10.199       11.100            21
2005.........       11.100       11.503            81
2006.........       11.503       13.156           137
2007.........       13.156       13.715           116
-------------       ------       ------         -----
DWS VIP Small Cap Index
2004.........       10.289       11.788            19
2005.........       11.788       12.168            27
2006.........       12.168       14.155            76
2007.........       14.155       13.748            90
-------------       ------       ------         -----
Fidelity VIP Money Market Portfolio
(Pending Allocation Account*)
1997.........       11.328       11.894             2
1998.........       11.894       12.545             3
1999.........       12.545       13.191            11
2000.........       13.191       14.023             5
2001.........       14.023       14.608             4
2002.........       14.608       14.857             1
2003.........       14.857       15.005             1
2004.........       15.005       15.186             1
2005.........       15.186       15.647             1
2006.........       15.647       16.411             1
2007.........       16.411       17.266             9
-------------       ------       ------         -----
Fidelity (Reg. TM) VIP Asset Manager
Portfolio*
1997.........       17.769       20.583         1,420
1998.........       20.583       23.445         1,535
1999.........       23.445       25.787         1,489
2000.........       25.787       24.527         1,367
2001.........       24.527       23.289         1,319
2002.........       23.289       21.045         1,221
2003.........       21.045       24.581         1,193
2004.........       24.581       25.668         1,137
2005.........       25.668       26.440         1,040
2006.........       26.440       28.092           935
2007.........       28.092       32.125           847
-------------       ------       ------         -----
Fidelity (Reg. TM) VIP Contrafund (Reg.
TM) Portfolio***
2000.........       10.000        9.412             6
2001.........        9.412        8.157            30
2002.........        8.157        7.300            86
2003.........        7.300        9.265           187
2004.........        9.265       10.564           220
2005.........       10.564       12.199           470
2006.........       12.199       13.459           583
2007.........       13.459       15.630           604
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Fidelity (Reg. TM) VIP Equity-Income
Portfolio*
1997.........       16.389       19.985           889
1998.........       19.985       22.087         1,176
1999.........       22.087       23.252         1,172
2000.........       23.252       24.958         1,071
2001.........       24.958       23.485         1,101
2002.........       23.485       19.311         1,058
2003.........       19.311       24.917         1,102
2004.........       24.917       27.514         1,096
2005.........       27.514       28.838           991
2006.........       28.838       34.316           963
2007.........       34.316       34.495           949
-------------       ------       ------         -----
Fidelity (Reg. TM) VIP Growth Portfolio*
1997.........       24.529       28.328         1,819
1998.........       28.328       39.122         2,095
1999.........       39.122       53.234         2,439
2000.........       53.234       46.917         2,341
2001.........       46.917       38.252         2,183
2002.........       38.252       26.470         1,946
2003.........       26.470       34.815         1,952
2004.........       34.815       35.633         1,817
2005.........       35.633       37.324         1,567
2006.........       37.324       39.484         1,361
2007.........       39.484       49.632         1,253
-------------       ------       ------         -----
Janus Aspen Worldwide Growth Portfolio**
1998.........       10.000        12.52            25
1999.........       12.520       20.385           470
2000.........       20.385       17.020           844
2001.........       17.020       13.070           847
2002.........       13.070        9.640           798
2003.........        9.640       11.833           819
2004.........       11.833       12.276           782
2005.........       12.276       12.866           678
2006.........       12.866       15.057           587
2007.........       15.057       16.342           561
-------------       ------       ------         -----
Lincoln VIPT Baron Growth
Opportunities** (a)
1998.........       10.000       13.217            25
1999.........       13.217       17.775           192
2000.........       17.775       17.131           231
2001.........       17.131       19.053           320
2002.........       19.053       16.185           380
2003.........       16.185       20.834           374
2004.........       20.834       25.915           456
2005.........       25.915       26.520           405
2006.........       26.520       30.332           388
2007.........       30.332       31.057           393
-------------       ------       ------         -----
Lincoln VIPT Cohen & Steers Global Real
Estate
2007.........        9.805        8.265             3
-------------       ------       ------         -----
Lincoln VIPT Delaware Bond****
2004.........       10.014       10.551            44
2005.........       10.551       10.722           100
2006.........       10.722       11.115           123
2007.........       11.115       11.604           148
-------------       ------       ------         -----
Lincoln VIPT Delaware Growth and
Income***
2000.........       10.000        9.050             8
2001.........        9.050        7.954            44
2002.........        7.954        6.138            91
2003.........        6.138        7.883           170
2004.........        7.883        8.741           230
2005.........        8.741        9.133           329
2006.........        9.133       10.160           263
2007.........       10.160       10.675           302
-------------       ------       ------         -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Lincoln VIPT Delaware Managed****
2004.........       10.099       11.013            6
2005.........       11.013       11.397           13
2006.........       11.397       12.476           15
2007.........       12.476       12.918           31
-------------       ------       ------           --
Lincoln VIPT Delaware Social Awareness**
1998.........       10.000       12.791           14
1999.........       12.791       14.618          206
2000.........       14.618       13.267          233
2001.........       13.267       11.884          244
2002.........       11.884        9.163          238
2003.........        9.163       11.963          254
2004.........       11.963       13.348          263
2005.........       13.348       14.805          273
2006.........       14.805       16.462          253
2007.........       16.462       16.781          253
-------------       ------       ------          ---
Lincoln VIPT Janus Capital
Appreciation***
2000.........       10.000        8.243           10
2001.........        8.243        6.048           49
2002.........        6.048        4.374           81
2003.........        4.374        5.736          112
2004.........        5.736        5.978          141
2005.........        5.978        6.168          155
2006.........        6.168        6.697          151
2007.........        6.697        7.984          174
-------------       ------       ------          ---
Lincoln VIPT Mondrian International
Value****
2004.........       10.591       12.255           15
2005.........       12.255       13.655           68
2006.........       13.655       17.575          211
2007.........       17.575       19.399          270
-------------       ------       ------          ---
Lincoln VIPT T. Rowe Price Structured
Mid-Cap Growth**
1998.........       10.000       12.455            6
1999.........       12.455       17.563          642
2000.........       17.563       16.920          968
2001.........       16.920       11.175          908
2002.........       11.175        7.720          882
2003.........        7.720       10.137          943
2004.........       10.137       11.407          947
2005.........       11.407       12.402          897
2006.........       12.402       13.417          776
2007.........       13.417       15.089          706
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2010 Profile
2007.........        9.946       10.493            1
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2020 Profile
2007.........        9.937       10.338            4
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2030 Profile
2007.........        9.967       10.444            1
-------------       ------       ------          ---
Lincoln VIPT Wilshire 2040 Profile
2007.........        9.975       10.269            1
-------------       ------       ------          ---
Lincoln VIPT Wilshire Aggressive Profile
2005.........       10.018       10.939            4
2006.........       10.939       12.622           25
2007.........       12.622       13.872           62
-------------       ------       ------          ---
Lincoln VIPT Wilshire Conservative
Profile
2005.........       10.039       10.304            1
2006.........       10.304       11.155            4
2007.........       11.155       11.902           14
-------------       ------       ------          ---
Lincoln VIPT Wilshire Moderate Profile
2005.........       10.087       10.524           13
2006.........       10.524       11.673           32
2007.........       11.673       12.628           90
-------------       ------       ------          ---

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Lincoln VIPT Wilshire Moderately
Aggressive Profile
2005.........       10.010       10.701           73
2006.........       10.701       12.092          150
2007.........       12.092       13.147          248
-------------       ------       ------          ---
Neuberger Berman AMT Mid-Cap Growth
Portfolio***
2000.........       10.000        7.674           13
2001.........        7.674        5.725           26
2002.........        5.725        4.005           45
2003.........        4.005        5.079           98
2004.........        5.079        5.848          103
2005.........        5.848        6.585          218
2006.........        6.585        7.478          303
2007.........        7.478        9.071          566
-------------       ------       ------          ---
Neuberger Berman AMT Partners
Portfolio**
1998.........       10.000       11.861           10
1999.........       11.861       12.609           64
2000.........       12.609       12.571           97
2001.........       12.571       12.094          165
2002.........       12.094        9.083          212
2003.........        9.083       12.148          270
2004.........       12.148       14.309          329
2005.........       14.309       16.723          387
2006.........       16.723       18.583          325
2007.........       18.583       20.116          314
-------------       ------       ------          ---
T. Rowe Price International Stock
Portfolio*
1997.........       12.108       12.504          475
1998.........       12.504       14.342          546
1999.........       14.342       18.931          519
2000.........       18.931       15.400          533
2001.........       15.400       11.859          521
2002.........       11.859        9.594          508
2003.........        9.594       12.397          600
2004.........       12.397       13.965          531
2005.........       13.965       16.043          487
2006.........       16.043       18.915          461
2007.........       18.915       21.168          449
-------------       ------       ------          ---


* The Subaccount indicated commenced operations on January 31, 1997.

** The Subaccount indicated commenced operations on October 1, 1998.

*** The Subaccount indicated commenced operation on September 27, 2000.

**** The Subaccount indicated commenced operation on May 24, 2004.


(a) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated April 30, 2008. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46808, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LFG.com.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-3
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.




Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $2,270,474, $2,526,211 and $2,522,497 to LFA and Selling Firms in 2005, 2006, and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
Lincoln Life & Annuity Company of New York (Lincoln New York) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln New York. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.


The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be cancelled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and the financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                      For the Year Ended December 31, 2007,
             For the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006,
                    and for the Year Ended December 31, 2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                         AS OF DECEMBER 31,
                                                                       -----------------------
                                                                         2007           2006
                                                                       --------       --------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $5,767; 2006 -- $3,259)    $  5,759       $  3,294
    Equity (cost: 2007 -- $3; 2006 -- $5)                                     2              5
  Mortgage loans on real estate                                             260            251
  Policy loans                                                              387            184
  Other investments                                                           3              3
                                                                       --------       --------
  Total investments                                                       6,411          3,737
Cash and invested cash                                                      129             43
Deferred acquisition costs and value of business acquired                   799            366
Accrued investment income                                                    83             49
Reinsurance recoverables                                                    524            119
Goodwill                                                                    162            164
Other assets                                                                 84             45
Separate account assets                                                   2,284          1,752
                                                                       --------       --------
    Total assets                                                       $ 10,476       $  6,275
                                                                       ========       ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                               $  1,448       $    447
Other contract holder funds                                               4,865          3,113
Other liabilities                                                           222             91
Separate account liabilities                                              2,284          1,752
                                                                       --------       --------
    Total liabilities                                                     8,819          5,403
                                                                       --------       --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940            235
Retained earnings                                                           724            623
Accumulated other comprehensive income (loss)                                (7)            14
                                                                       --------       ---------
    Total stockholder's equity                                            1,657            872
                                                                       --------       ---------
      Total liabilities and stockholder's equity                       $ 10,476       $  6,275
                                                                       ========       ========

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                 PERIOD FROM       PERIOD FROM
                                                                 FOR THE           APRIL 3          JANUARY 1         FOR THE
                                                                YEAR ENDED         THROUGH           THROUGH         YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,        APRIL 2,       DECEMBER 31,
                                                                   2007              2006              2006             2005
                                                                -----------      -----------       ------------     ------------
REVENUES
Insurance premiums                                                 $  85             $  27             $   5            $  10
Insurance fees                                                       237                89                 5               23
Net investment income                                                362               161                19               78
Realized loss                                                        (19)               (1)               --               (4)
                                                                   -----             -----             -----            -----
  Total revenues                                                     665               276                29              107
                                                                   -----             -----             -----            -----

BENEFITS AND EXPENSES
Interest credited                                                    193                95                11               48
Benefits                                                             194                43                 7               16
Underwriting, acquisition, insurance and other expenses              124                77                 6               22
                                                                   -----             -----             -----            -----
  Total benefits and expenses                                        511               215                24               86
                                                                   -----             -----             -----            -----
Income before federal income taxes                                   154                61                 5               21
Federal income taxes                                                  52                19                 2                8
                                                                   -----             -----             -----            -----
    Net income                                                     $ 102             $  42             $   3            $  13
                                                                   =====             =====             =====            =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                       PERIOD FROM    PERIOD FROM
                                                                         FOR THE         APRIL 3        JANUARY 1       FOR THE
                                                                        YEAR ENDED       THROUGH        THROUGH        YEAR ENDED
                                                                        DECEMBER 31,    DECEMBER 31,     APRIL 2,      DECEMBER 31,
                                                                           2007            2006           2006            2005
                                                                        -----------    ------------   ------------     -----------
COMMON STOCK
Balance at beginning-of-period                                            $   235         $   235        $   181         $   181
Stock compensation                                                             --              --              1              --
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --           (182)             --
  Lincoln National Corporation purchase price                                  (1)             --            233              --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              2              --
Capital contribution                                                          706              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  940             235            235             181
                                                                          -------         -------        -------         -------

RETAINED EARNINGS
Balance at beginning-of-period                                                623             581             26              18
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --            (29)             --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --            581              --
Cumulative effect of adoption of SOP 05-1                                      (1)             --             --              --
Comprehensive income (loss)                                                    81              53             (7)             (4)
Less other comprehensive income (loss), net of tax                            (21)             11            (10)            (17)
                                                                          -------         -------        -------         -------
  Net income                                                                  102              42              3              13
Dividends declared                                                             --              --             --              (5)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  724             623            581              26
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                 14               3             10              27
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              3              --
Change during the period                                                      (22)             11            (10)            (17)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                   (8)             14              3              10
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                 --              --             --              --
Change during the period                                                        1              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                    1              --             --              --
                                                                          -------         -------        -------         -------
      Total stockholder's equity at end-of-period                         $ 1,657         $   872        $   819         $   217
                                                                          =======         =======        =======         =======

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                             YEAR ENDED     THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                            -----------   ------------  ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $ 102         $  42         $   3         $  13
Adjustments to reconcile net income to net cash provided by operating activities:
    Deferred acquisition costs and value of business acquired deferrals
      and interest, net of amortization                                          (46)          (34)           (4)           (9)
    Change in accrued investment income                                          (23)            1            (1)            1
    Change in contract accruals                                                   49            46             1            (5)
    Change in contract holder funds                                              (51)          (12)            5            25
    Change in amounts recoverable from reinsurers                                (35)          (12)           --             1
    Change in federal income tax accruals                                         59             8             5             3
    Stock-based compensation expense                                              --            --             1            --
    Depreciation, amortization and accretion, net                                  1            (1)            1             3
    Realized loss                                                                 19             1            --             4
    Other                                                                         --            (3)           (4)            4
                                                                               -----         -----         -----         -----
      Net adjustments                                                            (27)           (6)            4            27
                                                                               -----         -----         -----         -----
        Net cash provided by operating activities                                 75            36             7            40
                                                                               -----         -----         -----         -----

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (734)         (349)           (8)         (205)
Sales of available-for-sale securities                                           143            84            12           135
Maturities of available-for-sale securities                                      550           212            16           117
Purchases of other investments                                                   (82)          (11)           --          (114)
Sales or maturities of other investments                                          79            13             4           104
Cash acquired from merger                                                         --            12            --            --
Other                                                                             --            (6)           --            (1)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) investing activities                      (44)          (45)           24            36
                                                                               -----         -----         -----         -----

CASH FLOWS FROM FINANCING ACTIVITIES
Universal life and investment contract deposits                                  541           395            27           124
Universal life and investment contract withdrawals                              (412)         (296)          (65)         (197)
Investment contract transfers                                                    (74)          (45)           --            --
Dividends paid                                                                    --            --            --            (5)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) financing activities                       55            54           (38)          (78)
                                                                               -----         -----         -----         -----
         Net increase (decrease) in cash and invested cash                        86            45            (7)           (2)
                                                                               -----         -----         -----         -----
         Cash and invested cash at beginning-of-period                            43            (2)            5             7
                                                                               -----         -----         -----         -----
            Cash and invested cash at end-of-period                            $ 129         $  43         $  (2)        $   5
                                                                               =====         =====         =====         =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principle Board ("APB") Opinion No. 16, "Business Combinations"("APB Opinion No. 16"), provide a source of guidance for such transactions. In accordance with APB Opinion No. 16 the financial statements are presented as if LLANY completed the merger with predecessor LLANY on April 3, 2006 and we have included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The financial statements for the period from January 1 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of predecessor LLANY.

Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions, not involving entities under common control, initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to:
1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

REALIZED LOSS

Realized loss includes realized gains and losses from the sale of investments and net gains and losses on reinsurance embedded derivatives on Modco reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.

See Note 5 for discussion on Derivative Instruments.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period to period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

PROPERTY AND EQUIPMENT

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 4% and 1% of the face amount of insurance in force, and dividend expenses were $25 million, $5 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Universal life and variable universal life products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2007 and approximately 85% of sales for these products in 2007. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS

Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

BENEFITS

Benefits for universal life and other interest-sensitive life insurance products includes benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with GMWB and GIB. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2005 through 2007 ranged from 3.00% to 9.00%.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of LNC's accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION

We are included in LNC's consolidated incentive compensation plans. We expense our portion of the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. For additional information on stock-based incentive compensation see Note 16.

INCOME TAXES

We have elected to file consolidated federal and state income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

We adopted the provisions SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes or net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

Our employees are included in LNC's various incentive plans. LNC issues share-based compensation awards under authorized plans, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 16 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 -- "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record between a $1 million and $8 million increase to net income attributable to changes in the fair value of indexed annuities reported in our Individual Markets --Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any existing financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") -- a revision to the FASB Statement SFAS No. 141 "Business Combinations" ("SFAS 141"), which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

ACQUISITIONS

JEFFERSON-PILOT MERGER

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, LLANY and predecessor were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date.

The fair value of LLANY's (formerly JPLA) net assets acquired in the merger was $232 million. Goodwill of $52 million resulted from the excess of purchase price over the fair value of net assets acquired. LNC paid a premium over the fair value of net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;

-    Broader, more balanced product portfolio;

-    Larger distribution organization; and

- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of LLANY's (formerly JPLA) net assets acquired (in millions) as of the acquisition date:

                                                                     FAIR VALUE
                                                                     ----------
Investments                                                          $    1,307
Reinsurance recoverables                                                     10
Value of business acquired                                                   66
Goodwill                                                                     52
Other assets                                                                 24
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,221)
Income tax liabilities                                                       (3)
Accounts payable, accruals and other liabilities                             (3)
Separate account liabilities                                                (22)
                                                                     ----------
  Total purchase price                                               $      232
                                                                     ==========

The following table summarized the sale of LLANY's (formerly JPLA) stockholder's equity (in millions) as of the acquisition date:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    1,306
Reinsurance recoverables                                                     10
Deferred acquisition costs                                                   60
Value of business acquired                                                   11
Goodwill                                                                     20
Other assets                                                                 18
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,201)
Income tax liabilities                                                       (9)
Accounts payable, accruals and other liabilities                             (4)
Separate account liabilities                                                (22)
                                                                     ----------
Total sale of stockholder's equity                                   $      211
                                                                     ==========
Composition of stockholder's equity sold
Common stock                                                         $      182
Retained earnings                                                            29
                                                                     ----------
                                                                     $      211
                                                                     ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                                     FAIR VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       43
Annuities                                                                     9
                                                                     ----------
  Total goodwill                                                     $       52
                                                                     ==========

PREDECESSOR LLANY MERGER

The carrying value of predecessor LLANY's net assets that were merged into LLANY (formerly JPLA) was $586 million. The following table summarizes the acquired values of predecessor LLANY's net assets (in millions) as of April 3, 2006:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,356
Reinsurance recoverables                                                     98
Value of business acquired                                                  277
Goodwill                                                                    110
Other assets                                                                 75
Separate account assets                                                   1,348
Future contract benefits and other contract holder funds                 (2,271)
Income tax liabilities                                                      (34)
Accounts payable, accruals and other liabilities                            (25)
Separate account liabilities                                             (1,348)
                                                                     ----------
  Total net assets acquired                                          $      586
                                                                     ==========

The goodwill (in millions) that was merged into LLANY was allocated to the following segments:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       93
Annuities                                                                    17
                                                                     ----------
  Total goodwill                                                     $      110
                                                                     ==========

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                                                      ACQUIRED
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,510
Policy loans                                                                209
Deferred acquisition costs and value of business acquired                   366
Accrued investment income                                                    11
Reinsurance recoverables                                                    370
Other assets                                                                 22
Future contract benefits and other contract holder funds                 (2,701)
Other liabilities                                                           (83)
                                                                     ----------
  Total capital contribution                                         $      704
                                                                     ==========

The caption capital contribution, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                    AS OF DECEMBER 31, 2007
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $4,481     $   94     $   94     $4,481
  U.S. Government bonds                         31          2         --         33
  Foreign government bonds                      46          6         --         52
  Asset and mortgage-backed securities       1,169         15         32      1,152
  State and municipal bonds                     37          1         --         38
  Redeemable preferred stocks                    3         --         --          3
                                            ------     ------     ------     ------
    Total fixed maturity securities          5,767        118        126      5,759
Equity securities                                3         --          1          2
                                            ------     ------     ------     ------
    Total available-for-sale securities     $5,770     $  118     $  127     $5,761
                                            ======     ======     ======     ======

                                                   AS OF DECEMBER 31, 2006
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $2,610     $   48     $   18     $2,640
  U.S. Government bonds                         20         --         --         20
  Foreign government bonds                      15          3         --         18
  Asset and mortgage-backed securities         578          7          5        580
  State and municipal bonds                     27         --         --         27
  Redeemable preferred stocks                    3         --         --          3
  Affiliate bonds                                6         --         --          6
                                            ------     ------     ------     ------
    Total fixed maturity securities          3,259         58         23      3,294
Equity securities                                5         --         --          5
                                            ------     ------     ------     ------
    Total available-for-sale securities     $3,264     $   58     $   23     $3,299
                                            ======     ======     ======     ======

The amortized cost and fair value of available-for-sale fixed maturity securities by contractual maturities (in millions) were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                            ----------------------------
                                                            AMORTIZED COST    FAIR VALUE
                                                            --------------    ----------
Due in one year or less                                         $  352          $  353
Due after one year through five years                            1,215           1,242
Due after five years through ten years                           1,239           1,241
Due after ten years                                              1,792           1,771
                                                                ------          ------
  Subtotal                                                       4,598           4,607
Asset and mortgage-backed securities                             1,169           1,152
                                                                ------          ------
    Total available-for-sale fixed maturity securities          $5,767          $5,759
                                                                ======          ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2007
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $1,109     $   51     $  698     $   43     $1,807     $   94
  Foreign government bonds                                         2         --         --         --          2         --
  Asset and mortgage-backed securities                           333         24        178          8        511         32
  State and municipal bonds                                        2         --          5         --          7         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                            1,446         75        881         51      2,327        126
Equity securities                                                  2          1         --         --          2          1
      Total available-for-sale securities                     $1,448     $   76     $  881     $   51     $2,329     $  127
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               738
                                                                                                                     ======

                                                                                   AS OF DECEMBER 31, 2006
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $  523     $    5     $  438     $   13     $  961     $   18
  U.S. Government bonds                                            9         --         --         --          9         --
  Foreign government bonds                                         1         --         --         --          1         --
  Asset and mortgage-backed securities                            93         --        171          5        264          5
  State and municipal bonds                                       --         --          8         --          8         --
  Affiliate bonds                                                  6         --         --         --          6         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                              632          5        617         18      1,249         23
Equity securities                                                 --         --         --         --         --         --
    Total available-for-sale securities                       $  632     $    5     $  617     $   18     $1,249     $   23
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               581
                                                                                                                     ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $18          $ 6            8
Six months or greater, but less than nine months            11            5           12
Nine months or greater, but less than twelve months          4            2            5
Twelve months or greater                                    23           11           16
                                                           ---          ---          ---
  Total available-for-sale securities                      $56          $24           41
                                                           ===          ===          ===

                                                                 AS OF DECEMBER 31, 2006
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $--          $--            2
Six months or greater, but less than nine months            --           --           --
Nine months or greater, but less than twelve months         --           --            1
Twelve months or greater                                    --           --            1
                                                           ---          ---           --
  Total available-for-sale securities                      $--          $--            4
                                                           ===          ===          ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of timesufficient for recovery, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States with the largest concentrations in Illinois, Texas and New York accounting for approximately 28% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                                 PERIOD FROM    PERIOD FROM
                                                    FOR THE        APRIL 3        JANUARY 1      FOR THE
                                                   YEAR ENDED      THROUGH         THROUGH     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                      2007           2006            2006         2005
                                                   -----------   ------------   -----------    -----------
Available-for-sale fixed maturity securities          $ 319          $ 140           $  17        $  73
Mortgage loans on real estate                            16             13               1            4
Policy loans                                             21              8               1            2
Invested cash                                             4              2              --           --
Other investments                                         2              1              --           --
                                                      -----          -----           -----        -----
  Total investment income                               362            164              19           79
Investment expense                                       --             (3)             --           (1)
                                                      -----          -----           -----        -----
    Net investment income                             $ 362          $ 161           $  19        $  78
                                                      =====          =====           =====        =====

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                         PERIOD FROM   PERIOD FROM
                                                            FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                           YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                              2007           2006          2006          2005
                                                          -----------    -----------   -----------    -----------
Available-for-sale fixed maturity securities:
  Gross gains                                                $   6          $   2         $  --         $  --
  Gross losses                                                 (29)            (2)           --            (4)
Gain on other investments                                       --              1            --            --
Associated amortization of DAC, VOBA, DSI, DFEL and
  changes in other contract holder funds                         4             (2)           --            --
                                                             -----          -----         ---           ---
    Total realized loss                                      $ (19)         $  (1)        $  --         $  (4)
                                                             =====          =====         ===           =====
Write-downs for other-than-temporary impairments
  included in realized loss on investments above             $ (27)         $  (2)        $  --         $  --
                                                             =====          =====         ===           ===

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the United States.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $1 million as of December 31, 2007 and 2006, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. As of December 31, 2007 and 2006, we have embedded derivative instruments of $12 million and $2 million, respectively. The change in fair value of the embedded derivatives flows through net income as benefits on our Statements of Income. As of December 31, 2007 and 2006, we had approximately $1.1 billion and $737 million, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $43 million and $20 million, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

Federal income tax expense (in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3      JANUARY 1        FOR THE
                                                YEAR ENDED      THROUGH       THROUGH        YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Current                                            $27           $(8)           $--            $ 5
Deferred                                            25            27              2              3
                                                   ---           ---            ---            ---
    Total federal income tax expense               $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===

The effective tax rate on pre-tax income was different than the prevailing corporate federal income tax rate. A reconciliation of this difference (dollars in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3       JANUARY 1      FOR THE
                                               YEAR ENDED      THROUGH        THROUGH       YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Tax rate of 35% times pre-tax income               $54           $21            $ 2            $ 7
Effect of:
  Tax-preferred investment income                   (2)           (1)            --             --
  Other items                                       --            (1)            --              1
                                                   ---           ---            ---            ---
    Provision for income taxes                     $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===
Effective tax rate                                  34%           31%            35%            36%

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2007        2006
                                                  ------      ------
Current                                           $  (32)     $   11
Deferred                                            (141)        (62)
                                                  ------      ------
    Total federal income tax liability            $ (173)     $  (51)
                                                  ======      ======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                                   ------------------
                                                                    2007        2006
                                                                   ------      ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds           $  140      $   62
Investments                                                            12           1
Capital loss carryforwards                                             --           1
Compensation and benefit plans                                          1           1
Ceding commission asset                                                 2           2
Net unrealized loss on available-for-sale securities                    1          --
Other                                                                   1           2
                                                                   ------      ------
    Total deferred tax assets                                         157          69
                                                                   ------      ------
DEFERRED TAX LIABILITIES
DAC                                                                   104          53
VOBA                                                                  176          62
Net unrealized gain on available-for-sale securities                   --          12
Other                                                                  18           4
                                                                   ------      ------
    Total deferred tax liabilities                                    298         131
                                                                   ------      ------
      Net deferred tax liability                                   $  141      $   62
                                                                   ======      ======

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of the merger date, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $10 million, of which $3 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate no change to our unrecognized tax benefits within the next 12 months.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE YEAR
                                                             ENDED
                                                          DECEMBER 31,
                                                              2007
                                                         -------------
Balance at beginning-of-year                                 $  10
   Increase for prior year tax positions                         1
   Increase for current year tax positions                      11
                                                             -----
Balance at end-of-year                                       $  22
                                                             =====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the year ended December 31, 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million. We recognized no interest and penalty expense related to uncertain tax positions during the years ended December 31, 2006 and 2005. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

7. DAC, VOBA AND DSI

Changes in DAC (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                             FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006           2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 197          $  60          $  53          $  37
  Cumulative effect of adoption of SOP 05-1                                     (1)            --             --             --
  Purchase accounting adjustments                                               --            (60)            --             --
  Merger acquired value                                                         --            164             --             --
  Reinsurance assumption from LNL                                               14             --             --             --
  Deferrals                                                                    109             66              6             19
  Amortization, net of interest:
    Unlocking                                                                    1             (1)            --             (2)
    Other amortization                                                         (35)           (22)            (2)            (6)
  Adjustment related to realized (gains) losses on available-for-sale
    securities                                                                   3             (2)            --             --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  18             (8)             3              5
                                                                             -----          -----          -----          -----
      Balance at end-of-period                                               $ 306          $ 197          $  60          $  53
                                                                             =====          =====          =====          =====

Changes in VOBA (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                            FOR THE        APRIL 3       JANUARY 1       FOR THE
                                                                           YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006          2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 169          $  12          $  11         $  12
  Purchase accounting adjustments                                               --             54             --            --
  Merger acquired value                                                         --            114             --
  Reinsurance assumption from LNL                                              352
  Deferrals                                                                      4              5             --            --
  Amortization:
    Unlocking                                                                   13              1             --            --
    Other amortization                                                         (70)           (22)            --            (2)
  Accretion of interest                                                         24              7             --            --
  Adjustment related to realized gains on available-for-sale securities          1             --             --            --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  --             (2)             1             1
                                                                             -----          -----          -----         -----
      Balance at end-of-period                                               $ 493          $ 169          $  12         $  11
                                                                             =====          =====          =====         =====

Estimated future amortization of VOBA, net of interest, (in millions) as of December 31, 2007 was as follows:

2008                                                      $48
2009                                                       44
2010                                                       42
2011                                                       34
2012                                                       32
Thereafter                                                293
                                                         ----
    Total                                                $493
                                                         ====

Changes in DSI (in millions) were as follows:

                                                       PERIOD FROM   PERIOD FROM
                                         FOR THE        APRIL 3       JANUARY 1       FOR THE
                                        YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                           2007           2006           2006          2005
                                        -----------    -----------   -----------    -----------
Balance at beginning-of-period             $ 11           $  2           $  2          $  1
  Purchase accounting adjustments            --              6             --            --
  Deferrals                                   4              4             --             1
  Amortization, net of interest              (1)            (1)            --            --
                                           ----           ----           ----          ----
    Balance at end-of-period               $ 14           $ 11           $  2          $  2
                                           ====           ====           ====          ====

8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), were as follows:

                                                                     PERIOD FROM     PERIOD FROM
                                                      FOR THE          APRIL 3        JANUARY 1       FOR THE
                                                     YEAR ENDED        THROUGH         THROUGH       YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,      APRIL 2,      DECEMBER 31,
                                                         2007            2006            2006           2005
                                                     -----------     -----------     -----------     -----------
Reinsurance assumed                                     $  --           $  --           $  --          $  --
Reinsurance ceded                                        (113)            (39)             (1)            (4)
                                                        -----           -----           -----          -----
  Net reinsurance premiums and fees                     $(113)          $ (39)          $  (1)         $  (4)
                                                        =====           =====           =====          =====
Reinsurance recoveries netted against benefits          $ 162           $  82           $  18          $  64
                                                        =====           =====           =====          =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $12 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, See Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                        FOR THE YEAR ENDED DECEMBER 31, 2007
                                       ---------------------------------------
                                        BALANCE
                                           AT         PURCHASE
                                       BEGINNING-    ACCOUNTING     BALANCE AT
                                        OF-YEAR     ADJUSTMENTS    END-OF-YEAR
                                       ----------   -----------    -----------
Individual Markets:
  Life Insurance                         $ 137         $ (1)          $ 136
  Annuities                                 27           (1)             26
                                         -----         ----           -----
    Total goodwill                       $ 164         $ (2)          $ 162
                                         =====         ====           =====

                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                       ------------------------------------------------------
                                        BALANCE                     ACQUIRED
                                           AT        PURCHASE       VALUE OF
                                       BEGINNING-   ACCOUNTING     PREDECESSOR    BALANCE AT
                                        OF-YEAR     ADJUSTMENTS       LLANY       END-OF-YEAR
                                       ----------   -----------    -----------    -----------
Individual Markets:
  Life Insurance                         $  19         $  25          $  93          $ 137
  Annuities                                 --            10             17             27
                                         -----         -----          -----          -----
    Total goodwill                       $  19         $  35          $ 110          $ 164
                                         =====         =====          =====          =====

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by segment was as follows:

                                                           AS OF DECEMBER 31,
                                           ---------------------------------------------------
                                                     2007                       2006
                                           -----------------------    ------------------------
                                            GROSS                      GROSS
                                           CARRYING    ACCUMULATED    CARRYING     ACCUMULATED
                                            AMOUNT    AMORTIZATION     AMOUNT     AMORTIZATION
                                           --------   ------------    --------    ------------
Individual Markets-- Life Insurance:
  Sales force                                $7           $--            $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2007.

10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
RETURN OF NET DEPOSITS
Separate account value                                      $1,499        $1,217
Net amount at risk(1)                                            3             1
Average attained age of contract holders                  51 YEARS      49 years
MINIMUM RETURN
Average attained age of contract holders                  76 YEARS      76 years
Guaranteed minimum return                                       5%            5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                      $1,050          $864
Net amount at risk(1)                                           11             2
Average attained age of contract holders                  64 YEARS      64 years

---------------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions) which were recorded in future contract benefits on our Balance Sheets:

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Balance at beginning-of-year                                $  1          $ --
  Changes in reserves                                         --             1
                                                            ----          ----
Balance at end-of-year                                      $  1          $  1
                                                            ====          ====

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Asset Type
Domestic equity                                            $1,118        $  839
International equity                                          232           148
Bonds                                                         253           190
Money market                                                  206           148
                                                           ------        ------
  Total                                                    $1,809        $1,325
                                                           ======        ======

Percent of total variable annuity separate account values      85%           81%

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Account values and other contract holder funds             $4,613        $3,041
Deferred front-end loads                                       48            32
Contract holder dividends payable                             165            32
Premium deposit funds                                          13             1
Undistributed earnings on participating business               26             7
                                                           ------        ------
Total other contract holder funds                          $4,865        $3,113
                                                           ======        ======

12. CONTINGENCIES AND COMMITMENTS

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of business, we are involved in various pending or threatened legal proceedings, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender or 2) sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2007, approximately 68% of the premiums, on the basis of SAP, were generated in New York and New Jersey.

13. STOCKHOLDER'S EQUITY

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                           PERIOD FROM   PERIOD FROM
                                                                              FOR THE        APRIL 3      JANUARY 1     FOR THE
                                                                             YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                             -----------   -----------   -----------   -----------
UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                  $ 14          $  3          $ 10          $ 27
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                      (67)           33           (16)          (37)
  Change in DAC, VOBA and other contract holder funds                             18           (15)            3             7
  Income tax (expense) benefit                                                    15            (8)            6            10
  Less:
    Reclassification adjustment for losses included in net income                (23)           --            --            (4)
    Associated amortization of DAC, VOBA, DSI, DFEL
      and changes in other contract holder funds                                   4            (2)           --            --
    Income tax benefit                                                             7             1            --             1
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $ (8)         $ 14          $  3          $ 10
                                                                                ====          ====          ====          ====

UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                   $--           $--           $--           $--
Other comprehensive income (loss):
  Unrealized holding gains arising during the year                                 5            --            --            --
  Change in DAC, VOBA and other contract holder funds                             (3)           --            --            --
  Income tax expense                                                              (1)           --            --            --
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $  1           $--           $--           $--
                                                                                ====           =             =             =

14. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,  DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006           2005
                                                                            -----------   -----------   ------------   -----------
Commissions                                                                    $ 100         $  67         $   4         $  16
General and administrative expenses                                               60            38             4            13
DAC and VOBA deferrals and interest, net of amortization                         (46)          (34)           (4)           (9)
Taxes, licenses and fees                                                          10             6             2             2
                                                                               -----         -----         -----         -----
    Total underwriting, acquisition, insurance and other expenses              $ 124         $  77         $   6         $  22
                                                                               =====         =====         =====         =====

15. EMPLOYEE BENEFIT PLANS

Our employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including LLANY employees. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

The plans are funded by contributions to tax-exempt trusts. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2007 and 2006, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees, including LLANY employees: supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of LNC's merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified, supplemental retirement plan for certain former employees of Jefferson-Pilot.

The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for us for 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attained the age of 50 by April 1, 2004, and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' postretirement plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

401(k) AND PROFIT SHARING PLANS

LNC sponsors contributory defined contribution plans for eligible U.S. employees, including employees of LLANY. Our contributions to the employees' 401(k) plan is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, our contributions to the employees' 401(k) plan on behalf of the former JPLA employees were the same as the contribution provided to eligible predecessor

LLANY participants. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with the announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to the employees' 401(k) plan effective January 1, 2008. A number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for predecessor LLANY employees and a minimum 5-year service requirement for former JPLA employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

Our expense for the 401(k) plan was not significant for the years ended December 31, 2007, 2006 and 2005.

DEFERRED COMPENSATION PLANS

LNC sponsors deferred compensation plans for certain U.S. employees, including employees of LLANY. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Our expense for these plans was not significant for the years ended December 31, 2007, 2006 and 2005.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plans.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units -- also referred to as "restricted stock units". LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2007, 2006 and 2005.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to their original terms and conditions, except that each of these stock options is now or will be exercisable for LNC common stock equal to the number of shares of Jefferson-Pilot common stock originally subject to such option multiplied by
1.0906 (rounded down to the nearest whole share), with the exercise price determined by dividing the exercise price of the Jefferson-Pilot options by
1.0906 (rounded up to the sixth decimal place). All Jefferson-Pilot employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon the closing of the merger. Grants of Jefferson-Pilot stock options in February 2006 did not vest upon closing and will generally continue to vest in one-third annual increments.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. The New York Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of New York. The state has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis.

Our net loss as determined in accordance with SAP was $188 million for the year ended December 31, 2007. Our statutory capital and surplus was $833 million as of December 31, 2007. We utilize New York State's prescribed method for calculating annuity reserves, which caused statutory surplus to be lower than NAIC statutory surplus by $10 million as of December 31, 2007. We also use a practice permitted by the state of New York related to a more conservative valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million as of December 31, 2007. A new statutory reserving standard Actuarial Guideline VACARVM ("VACARVM") is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to lower risk-based capital ratios.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

Prior to 2007, JPLA prepared financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. JPLA's net loss as determined in accordance with SAP was $1 million for the period from January 1 through April 2, 2006, $26 million for the period from April 3, 2006 through December 31, 2006 and $1 million for the year ended December 31, 2005. As of December 31, 2006, JPLA's statutory capital and surplus was $69 million.

Prior to 2007, predecessor LLANY prepared financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. Predecessor LLANY's net loss as determined in accordance with SAP for the nine months ended December 31, 2006 was $18 million. As of December 31, 2006, predecessor LLANY's statutory capital and surplus was $230 million. Predecessor LLANY utilized New York state's prescribed method for calculating annuity reserves and a permitted valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $3 million and less than $1 million as of December 31, 2006, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. No dividends were declared in 2007 or 2006.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                AS OF DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                                        2007                                2006
                                                         ------------------------------      ------------------------------
                                                         CARRYING VALUE      FAIR VALUE      CARRYING VALUE      FAIR VALUE
                                                         --------------      ----------      --------------      ----------
ASSETS
Available-for-sale securities:
  Fixed maturities                                           $ 5,759           $ 5,759           $ 3,294           $ 3,294
  Equity                                                           2                 2                 5                 5
Mortgage loans on real estate                                    260               266               251               256
Other investments                                                  3                 3                 3                 3
Cash and invested cash                                           129               129                43                43
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts               (1,240)           (1,213)           (1,279)           (1,249)
  Remaining guaranteed interest and similar contracts            (46)              (46)              (24)              (24)
  Embedded derivative instruments - living benefits              (12)              (12)               (2)               (2)

19. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments).

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses. Income from operations is GAAP net income excluding net realized investment gains and losses and the initial impact of the adoption of changes in accounting principles. Our management believes that operating revenues and income from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                 PERIOD FROM   PERIOD FROM
                                     FOR THE       APRIL 3      JANUARY 1     FOR THE
                                   YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                       2007          2006          2006         2005
                                   -----------   -----------   -----------   -----------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                         $ 100         $  65         $  12        $  53
    Life Insurance                      476           152            12           48
                                      -----         -----         -----        -----
      Total Individual Markets          576           217            24          101
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                  58            41            --           --
    Group Protection                     29            15             4            6
                                      -----         -----         -----        -----
      Total Employer Markets             87            56             4            6
                                      -----         -----         -----        -----
    Other Operations                     21             4             1            4
Realized loss(1)                        (19)           (1)           --           (4)
                                      -----         -----         -----        -----
        Total revenues                $ 665         $ 276         $  29        $ 107
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                 PERIOD FROM  PERIOD FROM
                                     FOR THE       APRIL 3     JANUARY 1       FOR THE
                                   YEAR ENDED      THROUGH      THROUGH      YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                      2007          2006          2006          2005
                                   -----------   -----------   -----------   -----------
NET INCOME
Operating income:
  Individual Markets:
    Annuities                         $  15         $  14         $   1        $   4
    Life Insurance                       80            21             2           10
                                      -----         -----         -----        -----
      Total Individual Markets           95            35             3           14
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                   4             2            --           --
    Group Protection                      2             2            --           --
                                      -----         -----         -----        -----
      Total Employer Markets              6             4            --           --
                                      -----         -----         -----        -----
  Other Operations                       13             4            --            2
Realized loss(1)                        (12)           (1)           --           (3)
                                      -----         -----         -----        -----
        Net income                    $ 102         $  42         $   3        $  13
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                              PERIOD FROM   PERIOD FROM
                                                                   FOR THE      APRIL 3      JANUARY 1      FOR THE
                                                                 YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                                         $ 58         $ 45          $ 12          $ 52
  Life Insurance                                                     230           73             6            22
                                                                    ----         ----          ----          ----
    Total Individual Markets                                         288          118            18            74
                                                                    ----         ----          ----          ----
Employer Markets:
  Retirement Products                                                 52           37            --            --
  Group Protection                                                     2            1            --            --
                                                                    ----         ----          ----          ----
    Total Employer Markets                                            54           38            --            --
                                                                    ----         ----          ----          ----
Other Operations                                                      20            5             1             4
                                                                    ----         ----          ----          ----
      Total net investment income                                   $362         $161          $ 19          $ 78
                                                                    ====         ====          ====          ====

                                                                              PERIOD FROM   PERIOD FROM
                                                                 FOR THE        APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006           2006          2005
                                                                -----------   -----------   -----------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                         $12          $ 8            $ 1           $ 4
  Life Insurance                                                     49           25              1             6
                                                                    ---          ---            ---           ---
    Total Individual Markets                                         61           33              2            10
                                                                    ---          ---            ---           ---
Employer Markets:
  Retirement Products                                                 5            4             --            --
  Group Protection                                                    1           --             --            --
                                                                    ---          ---            ---           ---
    Total Employer Markets                                            6            4             --            --
                                                                    ---          ---            ---           ---
Other Operations                                                     --           --             --            --
                                                                    ---          ---            ---           ---
      Total amortization of DAC and VOBA, net of interest           $67          $37            $ 2           $10
                                                                    ===          ===            ===           ===

                                                                              PERIOD FROM   PERIOD FROM
                                                                  FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
FEDERAL INCOME TAX EXPENSE
Individual Markets:
  Annuities                                                         $ 4           $ 5           $ 1           $ 2
  Life Insurance                                                     40            11             1             6
                                                                    ---           ---           ---           ---
    Total Individual Markets                                         44            16             2             8
                                                                    ---           ---           ---           ---
Employer Markets:
  Retirement Products                                                 1             1            --            --
  Group Protection                                                    1             1            --            --
                                                                    ---           ---           ---           ---
    Total Employer Markets                                            2             2            --            --
                                                                    ---           ---           ---           ---
Other Operations                                                      6             1            --            --
                                                                    ---           ---           ---           ---
      Total federal income tax expense                              $52           $19           $ 2           $ 8
                                                                    ===           ===           ===           ===

                                               AS OF DECEMBER 31,
                                             ----------------------
                                               2007           2006
                                             -------        -------
ASSETS
Individual Markets:
  Annuities                                  $ 3,059        $ 2,512
  Life Insurance                               5,478          2,383
                                             -------        -------
    Total Individual Markets                   8,537          4,895
                                             -------        -------
Employer Markets:
  Retirement Products                          1,350          1,284
  Group Protection                                 5             26
                                             -------        -------
    Total Employer Markets                     1,355          1,310
                                             -------        -------
Other Operations                                 584             70
                                             -------        -------
      Total assets                           $10,476        $ 6,275
                                             =======        =======

20. TRANSACTIONS WITH AFFILIATES

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Expenses are assigned based on specific methodologies for each function providing a service to us. The majority of the expenses are assigned based on the following methodologies: (1) assets by product; (2) assets under management;
(3) weighted number of policy applications; (4) weighted policies in force; and
(5) sales. This resulted in net payments of $54 million and $20 million for the years ended December 31, 2007 and 2006, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Balance Sheets, was $18 million and $4 million as of December 31, 2007 and 2006, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments. We paid fees of $4 million and $1 million for the years ended December 31, 2007 and 2006, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Statements of Income.

As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%. As of December 31, 2007, we held no securities of LNC or its affiliates. Interest income recognized by us relating to this note was not material for the years ended December 31, 2007 and 2006.

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. The caption insurance premiums, in the accompanying Statements of Income, was reduced for premiums paid on these contracts for the year ended December 31, 2007 by $12 million and by $6 million from April 3 through December 31, 2006. Future contract benefits on the accompanying Balance Sheets have been reduced by $43 million and $9 million as of December 31, 2007 and 2006, respectively.

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE       APRIL 3      JANUARY 1     FOR THE
                                                                          YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                         DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                             2007         2006           2006         2005
                                                                         -----------   -----------   -----------   -----------
Income taxes paid (received)                                               $    (7)        $ 11        $    (3)        $  5
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and invested cash)        $    (1)        $ --        $ 1,482         $ --
    Fair value of liabilities assumed                                           --           --         (1,249)          --
                                                                           -------         ----        -------         ----
      Total purchase price                                                 $    (1)        $ --        $   233         $ --
                                                                           =======         ====        =======         ====

Sale of stockholder's equity
  Carrying value of assets                                                 $    --         $ --        $ 1,447         $ --
  Carrying value of liabilities                                                 --           --         (1,236)          --
                                                                           -------         ----        -------         ----
    Total sale of stockholder's equity                                     $    --         $ --        $   211         $ --
                                                                           =======         ====        =======         ====

Reinsurance assumption from LNL:
  Assets transferred                                                       $ 3,488         $ --        $    --         $ --
  Liabilities transferred                                                   (2,784)          --             --           --
                                                                           -------         ----        -------         ----
    Total capital contribution                                             $   704         $ --        $    --         $ --
                                                                           =======         ====        =======         ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 18, 2008

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                      CONTRACT                      CONTRACT        GUARANTEE
                                                      PURCHASES                    REDEMPTIONS       CHARGES
                                                      DUE FROM                       DUE TO        PAYABLE TO
                                                   LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                       ANNUITY                     ANNUITY         ANNUITY
                                                       COMPANY                     COMPANY         COMPANY
SUBACCOUNT                            INVESTMENTS    OF NEW YORK   TOTAL ASSETS   OF NEW YORK      OF NEW YORK    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B      $ 2,107,656     $   338       $ 2,107,994      $     4         $  175      $ 2,107,815
ABVPSF Growth Class B                     871,467         202           871,669           --             72          871,597
ABVPSF Growth and Income Class B          465,491         269           465,760           --             39          465,721
American Century VP Balanced           11,069,326          --        11,069,326       43,374            914       11,025,038
American Funds Global Growth Class 2    3,122,346       1,683         3,124,029           --            258        3,123,771
American Funds Growth Class 2          15,311,865          --        15,311,865          340          1,267       15,310,258
American Funds Growth-Income Class 2    4,092,322       2,618         4,094,940           --            338        4,094,602
American Funds International Class 2    8,126,521       2,825         8,129,346           --            672        8,128,674
Delaware VIPT Diversified Income          726,281          --           726,281           28             60          726,193
Delaware VIPT High Yield                  560,687         294           560,981           --             46          560,935
Delaware VIPT REIT Service Class        7,938,975       2,155         7,941,130           --            646        7,940,484
Delaware VIPT Small Cap Value
   Service Class                        2,691,041          --         2,691,041          418            222        2,690,401
Delaware VIPT Trend Service Class       1,357,699         198         1,357,897           --            113        1,357,784
Dreyfus Developing Leaders             16,117,482          --        16,117,482       15,882          1,337       16,100,263
Dreyfus Stock Index                    39,976,840       6,517        39,983,357           --          3,309       39,980,048
DWS VIP Equity 500 Index                1,584,759       2,074         1,586,833           --            131        1,586,702
DWS VIP Small Cap Index                 1,232,996       1,010         1,234,006           --            102        1,233,904
Fidelity VIP Asset Manager             27,195,910      11,992        27,207,902           --          2,241       27,205,661
Fidelity VIP Contrafund Service
   Class 2                              9,442,064       1,555         9,443,619           --            780        9,442,839
Fidelity VIP Equity-Income             32,759,789          --        32,759,789       30,514          2,697       32,726,578
Fidelity VIP Growth                    62,198,008       8,108        62,206,116           --          5,139       62,200,977
Fidelity VIP Money Market                 148,286       1,475           149,761           --             --          149,761
Janus Aspen Series Worldwide Growth     9,203,574          --         9,203,574       33,419            758        9,169,397
Lincoln VIPT Baron Growth
   Opportunities Service Class         12,216,178         895        12,217,073           --          1,010       12,216,063
Lincoln VIPT Cohen & Steers Global
   Real Estate                             25,423           5            25,428           --              2           25,426
Lincoln VIPT Delaware Bond              1,712,912         158         1,713,070           --            140        1,712,930
Lincoln VIPT Delaware Growth and
   Income                               3,229,000         165         3,229,165           --            267        3,228,898
Lincoln VIPT Delaware Managed             405,152         382           405,534           --             33          405,501
Lincoln VIPT Delaware Social
   Awareness                            4,237,381         449         4,237,830           --            350        4,237,480
Lincoln VIPT Janus Capital
   Appreciation                         1,381,507       9,472         1,390,979           --            114        1,390,865
Lincoln VIPT Mondrian International
   Value                                5,241,767       1,023         5,242,790           --            432        5,242,358
Lincoln VIPT T. Rowe Price
   Structured Mid-Cap Growth           10,653,853          --        10,653,853        4,830            880       10,648,143
Lincoln VIPT Wilshire 2010 Profile         10,632          --            10,632           --              1           10,631
Lincoln VIPT Wilshire 2020 Profile         46,147          --            46,147           --              4           46,143
Lincoln VIPT Wilshire 2030 Profile         10,425         141            10,566           --              1           10,565
Lincoln VIPT Wilshire 2040 Profile          7,573          35             7,608           --              1            7,607
Lincoln VIPT Wilshire Aggressive
   Profile                                860,470       2,356           862,826           --             71          862,755
Lincoln VIPT Wilshire Conservative
   Profile                                167,340           7           167,347           --             14          167,333
Lincoln VIPT Wilshire Moderate
   Profile                              1,136,011       2,042         1,138,053           --             94        1,137,959
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                   3,259,305       1,663         3,260,968           --            269        3,260,699
NB AMT Mid-Cap Growth                   5,131,409       1,340         5,132,749           --            424        5,132,325
NB AMT Partners                         6,325,454         374         6,325,828           --            523        6,325,305
T. Rowe Price International Stock       9,522,199          --         9,522,199       14,387            784        9,507,028

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                       DIVIDENDS
                                                          FROM       MORTALITY AND        NET
                                                       INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                               INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                       $       --       $ (16,520)    $  (16,520)
ABVPSF Growth Class B                                          --          (8,034)        (8,034)
ABVPSF Growth and Income Class B                            4,596          (4,104)           492
American Century VP Balanced                              240,099        (114,850)       125,249
American Funds Global Growth Class 2                       76,332         (25,588)        50,744
American Funds Growth Class 2                             116,544        (144,406)       (27,862)
American Funds Growth-Income Class 2                       61,241         (36,109)        25,132
American Funds International Class 2                      111,612         (68,295)        43,317
Delaware VIPT Diversified Income                           14,843          (5,200)         9,643
Delaware VIPT High Yield                                   21,451          (4,116)        17,335
Delaware VIPT REIT Service Class                          140,376        (111,950)        28,426
Delaware VIPT Small Cap Value Service Class                 8,329         (31,165)       (22,836)
Delaware VIPT Trend Service Class                              --         (12,334)       (12,334)
Dreyfus Developing Leaders                                147,949        (193,564)       (45,615)
Dreyfus Stock Index                                       711,694        (416,958)       294,736
DWS VIP Equity 500 Index                                   23,211         (16,013)         7,198
DWS VIP Small Cap Index                                     9,720         (12,265)        (2,545)
Fidelity VIP Asset Manager                              1,617,086        (264,316)     1,352,770
Fidelity VIP Contrafund Service Class 2                    66,836         (85,267)       (18,431)
Fidelity VIP Equity-Income                                619,817        (345,148)       274,669
Fidelity VIP Growth                                       471,248        (567,454)       (96,206)
Fidelity VIP Money Market                                   4,238              --          4,238
Janus Aspen Series Worldwide Growth                        72,017         (93,602)       (21,585)
Lincoln VIPT Baron Growth Opportunities Service Class          --        (126,680)      (126,680)
Lincoln VIPT Cohen & Steers Global Real Estate                 25             (38)           (13)
Lincoln VIPT Delaware Bond                                 80,617         (15,784)        64,833
Lincoln VIPT Delaware Growth and Income                    38,548         (30,803)         7,745
Lincoln VIPT Delaware Managed                               9,250          (2,746)         6,504
Lincoln VIPT Delaware Social Awareness                     37,419         (43,274)        (5,855)
Lincoln VIPT Janus Capital Appreciation                     3,384         (11,822)        (8,438)
Lincoln VIPT Mondrian International Value                 102,222         (49,029)        53,193
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth           --        (108,447)      (108,447)
Lincoln VIPT Wilshire 2010 Profile                             89             (40)            49
Lincoln VIPT Wilshire 2020 Profile                             94             (87)             7
Lincoln VIPT Wilshire 2030 Profile                             33             (28)             5
Lincoln VIPT Wilshire 2040 Profile                             54             (26)            28
Lincoln VIPT Wilshire Aggressive Profile                    6,549          (6,128)           421
Lincoln VIPT Wilshire Conservative Profile                  2,591            (796)         1,795
Lincoln VIPT Wilshire Moderate Profile                     14,186          (7,945)         6,241
Lincoln VIPT Wilshire Moderately Aggressive Profile        46,958         (25,225)        21,733
NB AMT Mid-Cap Growth                                          --         (39,594)       (39,594)
NB AMT Partners                                            40,900         (63,029)       (22,129)
T. Rowe Price International Stock                         131,265         (91,583)        39,682

See accompanying notes.

                                                               DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                 FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                              NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
SUBACCOUNT                                     GAIN (LOSS)     GAIN ON       GAIN (LOSS)     DEPRECIATION      RESULTING
                                             ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B             $    96,857      $       --   $    96,857     $    181,454       $   261,791
ABVPSF Growth Class B                             12,836              --        12,836           82,210            87,012
ABVPSF Growth and Income Class B                  14,721          18,903        33,624          (19,962)           14,154
American Century VP Balanced                      34,981         584,576       619,557         (305,318)          439,488
American Funds Global Growth Class 2              48,442         108,533       156,975           95,275           302,994
American Funds Growth Class 2                    324,616         995,740     1,320,356          170,567         1,463,061
American Funds Growth-Income Class 2              57,844         120,009       177,853         (100,450)          102,535
American Funds International Class 2             160,473         320,870       481,343          600,889         1,125,549
Delaware VIPT Diversified Income                   6,177           1,214         7,391           15,305            32,339
Delaware VIPT High Yield                           3,900              --         3,900          (20,253)              982
Delaware VIPT REIT Service Class                 128,467       2,536,468     2,664,935       (4,368,308)       (1,674,947)
Delaware VIPT Small Cap Value Service Class       36,362         249,766       286,128         (504,351)         (241,059)
Delaware VIPT Trend Service Class                 29,254           7,809        37,063           69,860            94,589
Dreyfus Developing Leaders                      (568,424)      2,586,684     2,018,260       (4,194,295)       (2,221,650)
Dreyfus Stock Index                            1,168,324              --     1,168,324          304,217         1,767,277
DWS VIP Equity 500 Index                          71,742              --        71,742          (17,264)           61,676
DWS VIP Small Cap Index                            6,787          71,229        78,016         (129,986)          (54,515)
Fidelity VIP Asset Manager                        (2,445)        738,933       736,488        1,459,615         3,548,873
Fidelity VIP Contrafund Service Class 2          211,647       2,283,536     2,495,183       (1,224,402)        1,252,350
Fidelity VIP Equity-Income                       435,130       2,733,812     3,168,942       (3,242,742)          200,869
Fidelity VIP Growth                              231,669          50,932       282,601       12,694,248        12,880,643
Fidelity VIP Money Market                             --              --            --               --             4,238
Janus Aspen Series Worldwide Growth               (7,683)             --        (7,683)         758,843           729,575
Lincoln VIPT Baron Growth Opportunities
   Service Class                                 483,014       1,337,541     1,820,555       (1,413,423)          280,452
Lincoln VIPT Cohen & Steers Global Real
   Estate                                            (28)             --           (28)          (1,604)           (1,645)
Lincoln VIPT Delaware Bond                        (2,191)             --        (2,191)           1,086            63,728
Lincoln VIPT Delaware Growth and Income          111,513              --       111,513            6,829           126,087
Lincoln VIPT Delaware Managed                      3,205           5,180         8,385           (9,741)            5,148
Lincoln VIPT Delaware Social Awareness            45,556              --        45,556           38,974            78,675
Lincoln VIPT Janus Capital Appreciation           42,957              --        42,957          171,666           206,185
Lincoln VIPT Mondrian International Value        133,281         136,411       269,692          115,570           438,455
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                (15,250)             --       (15,250)       1,397,325         1,273,628
Lincoln VIPT Wilshire 2010 Profile                    23              --            23               20                92
Lincoln VIPT Wilshire 2020 Profile                   134              --           134              523               664
Lincoln VIPT Wilshire 2030 Profile                    --              --            --              231               236
Lincoln VIPT Wilshire 2040 Profile                    --              --            --              170               198
Lincoln VIPT Wilshire Aggressive Profile          12,478           8,913        21,391           26,150            47,962
Lincoln VIPT Wilshire Conservative Profile           827             258         1,085            1,377             4,257
Lincoln VIPT Wilshire Moderate Profile            10,398           4,495        14,893           30,706            51,840
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                         9,845          27,955        37,800          132,090           191,623
NB AMT Mid-Cap Growth                            413,803              --       413,803          284,893           659,102
NB AMT Partners                                  114,578         640,017       754,595         (253,414)          479,052
T. Rowe Price International Stock                324,734       1,054,811     1,379,545         (405,290)        1,013,937

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                  ABVPSF                    ABVPSF
                                                  GLOBAL       ABVPSF     GROWTH AND     AMERICAN
                                                TECHNOLOGY     GROWTH       INCOME      CENTURY VP
                                                 CLASS B       CLASS B      CLASS B      BALANCED
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 1,409,159   $ 668,880    $ 202,914    $11,540,883
Changes From Operations:
   - Net investment income (loss)                  (14,186)     (6,310)          98        107,453
   - Net realized gain (loss) on investments        70,783      25,675       12,133        750,626
   - Net change in unrealized appreciation or
     depreciation on investments                    77,375     (28,773)      24,434         73,132
                                               -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       133,972      (9,408)      36,665        931,211
Changes From Unit Transactions:
   - Contract purchases                            883,195     208,766      178,110      1,035,815
   - Contract withdrawals                       (1,038,310)   (188,817)     (86,263)    (1,907,411)
                                               -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (155,115)     19,949       91,847       (871,596)
                                               -----------   ---------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (21,143)     10,541      128,512         59,615
                                               -----------   ---------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2006                  1,388,016     679,421      331,426     11,600,498

Changes From Operations:
   - Net investment income (loss)                  (16,520)     (8,034)         492        125,249
   - Net realized gain (loss) on investments        96,857      12,836       33,624        619,557
   - Net change in unrealized appreciation or
     depreciation on investments                   181,454      82,210      (19,962)      (305,318)
                                               -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       261,791      87,012       14,154        439,488
Changes From Unit Transactions:
   - Contract purchases                          1,231,480     199,400      265,753        909,016
   - Contract withdrawals                         (773,472)    (94,236)    (145,612)    (1,923,964)
                                               -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                458,008     105,164      120,141     (1,014,948)
                                               -----------   ---------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            719,799     192,176      134,295       (575,460)
                                               -----------   ---------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                $ 2,107,815   $ 871,597    $ 465,721    $11,025,038
                                               ===========   =========    =========    ===========

See accompanying notes.

                                                  AMERICAN      AMERICAN      AMERICAN       AMERICAN      DELAWARE
                                                   FUNDS         FUNDS         FUNDS          FUNDS          VIPT
                                               GLOBAL GROWTH     GROWTH    GROWTH-INCOME  INTERNATIONAL  DIVERSIFIED
                                                  CLASS 2       CLASS 2       CLASS 2         CLASS 2       INCOME
                                                 SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $  563,437    $ 9,457,633   $1,100,768     $ 3,660,412    $ 274,362
Changes From Operations:
   - Net investment income (loss)                   (2,559)       (17,184)      16,867          35,069        1,250
   - Net realized gain (loss) on investments        39,950        305,431       55,103         375,974        4,122
   - Net change in unrealized appreciation or
     depreciation on investments                   158,484        706,838      175,791         366,710       20,652
                                                ----------    -----------   ----------     -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       195,875        995,085      247,761         777,753       26,024
Changes From Unit Transactions:
   - Contract purchases                          1,321,335      4,521,738    1,519,799       4,155,263      201,085
   - Contract withdrawals                         (391,236)    (2,220,394)    (364,659)     (2,910,786)    (117,730)
                                                ----------    -----------   ----------     -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                930,099      2,301,344    1,155,140       1,244,477       83,355
                                                ----------    -----------   ----------     -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,125,974      3,296,429    1,402,901       2,022,230      109,379
                                                ----------    -----------   ----------     -----------    ---------
NET ASSETS AT DECEMBER 31, 2006                  1,689,411     12,754,062    2,503,669       5,682,642      383,741
Changes From Operations:
   - Net investment income (loss)                   50,744        (27,862)      25,132          43,317        9,643
   - Net realized gain (loss) on investments       156,975      1,320,356      177,853         481,343        7,391
   - Net change in unrealized appreciation or
     depreciation on investments                    95,275        170,567     (100,450)        600,889       15,305
                                                ----------    -----------   ----------     -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       302,994      1,463,061      102,535       1,125,549       32,339
Changes From Unit Transactions:
   - Contract purchases                          1,661,434      3,803,400    2,417,105       2,785,468      454,760
   - Contract withdrawals                         (530,068)    (2,710,265)    (928,707)     (1,464,985)    (144,647)
                                                ----------    -----------   ----------     -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,131,366      1,093,135    1,488,398       1,320,483      310,113
                                                ----------    -----------   ----------     -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,434,360      2,556,196    1,590,933       2,446,032      342,452
                                                ----------    -----------   ----------     -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                 $3,123,771    $15,310,258   $4,094,602     $ 8,128,674    $ 726,193
                                                ==========    ===========   ==========     ===========    =========

                                                DELAWARE      DELAWARE     DELAWARE VIPT      DELAWARE
                                                  VIPT       VIPT REIT    SMALL CAP VALUE    VIPT TREND
                                               HIGH YIELD  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                               SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $  71,790    $ 7,805,980     $ 2,035,924     $  928,449
Changes From Operations:
   - Net investment income (loss)                  5,675         54,188         (25,682)       (12,257)
   - Net realized gain (loss) on investments         315        775,914         196,680         66,583
   - Net change in unrealized appreciation or
     depreciation on investments                  11,972      1,732,666         160,230        (23,739)
                                               ---------    -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      17,962      2,562,768         331,228         30,587
Changes From Unit Transactions:
   - Contract purchases                          175,947      3,774,404       1,930,454      1,081,181
   - Contract withdrawals                        (37,922)    (2,159,288)       (936,596)      (861,194)
                                               ---------    -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              138,025      1,615,116         993,858        219,987
                                               ---------    -----------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          155,987      4,177,884       1,325,086        250,574
                                               ---------    -----------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2006                  227,777     11,983,864       3,361,010      1,179,023
Changes From Operations:
   - Net investment income (loss)                 17,335         28,426         (22,836)       (12,334)
   - Net realized gain (loss) on investments       3,900      2,664,935         286,128         37,063
   - Net change in unrealized appreciation or
     depreciation on investments                 (20,253)    (4,368,308)       (504,351)        69,860
                                               ---------    -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         982     (1,674,947)       (241,059)        94,589
Changes From Unit Transactions:
   - Contract purchases                          494,417      4,300,063       1,069,897        390,978
   - Contract withdrawals                       (162,241)    (6,668,496)     (1,499,447)      (306,806)
                                               ---------    -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              332,176     (2,368,433)       (429,550)        84,172
                                               ---------    -----------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          333,158     (4,043,380)       (670,609)       178,761
                                               ---------    -----------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2007                $ 560,935    $ 7,940,484     $ 2,690,401     $1,357,784
                                               =========    ===========     ===========     ==========

                                                  DREYFUS                    DWS VIP      DWS VIP
                                                DEVELOPING  DREYFUS STOCK   EQUITY 500   SMALL CAP
                                                  LEADERS       INDEX         INDEX       INDEX
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $24,351,869   $41,573,887    $  929,549  $  331,227
Changes From Operations:
   - Net investment income (loss)                 (133,603)      262,922           938      (3,267)
   - Net realized gain (loss) on investments     1,627,227     1,160,126        29,051      45,760
   - Net change in unrealized appreciation or
     depreciation on investments                  (913,585)    4,036,771       126,686      39,349
                                               -----------   -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       580,039     5,459,819       156,675      81,842
Changes From Unit Transactions:
   - Contract purchases                          1,747,380     3,686,380     1,250,733   1,619,391
   - Contract withdrawals                       (5,437,111)   (9,184,351)     (539,759)   (961,289)
                                               -----------   -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (3,689,731)   (5,497,971)      710,974     658,102
                                               -----------   -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (3,109,692)      (38,152)      867,649     739,944
                                               -----------   -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2006                 21,242,177    41,535,735     1,797,198   1,071,171
Changes From Operations:
   - Net investment income (loss)                  (45,615)      294,736         7,198      (2,545)
   - Net realized gain (loss) on investments     2,018,260     1,168,324        71,742      78,016
   - Net change in unrealized appreciation or
     depreciation on investments                (4,194,295)      304,217       (17,264)   (129,986)
                                               -----------   -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (2,221,650)    1,767,277        61,676     (54,515)
Changes From Unit Transactions:
   - Contract purchases                          1,327,409     3,179,011       495,714     678,880
   - Contract withdrawals                       (4,247,673)   (6,501,975)     (767,886)   (461,632)
                                               -----------   -----------    ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (2,920,264)   (3,322,964)     (272,172)    217,248
                                               -----------   -----------    ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (5,141,914)   (1,555,687)     (210,496)    162,733
                                               -----------   -----------    ----------  ----------
NET ASSETS AT DECEMBER 31, 2007                $16,100,263   $39,980,048    $1,586,702  $1,233,904
                                               ===========   ===========    ==========  ==========

See accompanying notes.

                                               FIDELITY VIP   FIDELITY VIP
                                                   ASSET        CONTRAFUND     FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                  MANAGER    SERVICE CLASS 2  EQUITY-INCOME     GROWTH     MONEY MARKET
                                                SUBACCOUNT     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $27,502,351    $ 5,734,307     $28,574,126    $58,475,118    $  11,264
Changes From Operations:
   - Net investment income (loss)                   462,041            661         706,047       (334,455)         497
   - Net realized gain (loss) on investments       (184,372)       824,826       3,957,835       (898,472)          --
   - Net change in unrealized appreciation or
     depreciation on investments                  1,332,671       (138,676)        612,311      4,301,888           --
                                                -----------    -----------     -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,610,340        686,811       5,276,193      3,068,961          497
Changes From Unit Transactions:
   - Contract purchases                           1,500,931      3,372,233       3,705,741      3,191,168      467,549
   - Contract withdrawals                        (4,336,383)    (1,946,271)     (4,494,722)   (10,988,193)    (460,434)
                                                -----------    -----------     -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (2,835,452)     1,425,962        (788,981)    (7,797,025)       7,115
                                                -----------    -----------     -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,225,112)     2,112,773       4,487,212     (4,728,064)       7,612
                                                -----------    -----------     -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2006                  26,277,239      7,847,080      33,061,338     53,747,054       18,876
Changes From Operations:
   - Net investment income (loss)                 1,352,770        (18,431)        274,669        (96,206)       4,238
   - Net realized gain (loss) on investments        736,488      2,495,183       3,168,942        282,601           --
   - Net change in unrealized appreciation or
     depreciation on investments                  1,459,615     (1,224,402)     (3,242,742)    12,694,248           --
                                                -----------    -----------     -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      3,548,873      1,252,350         200,869     12,880,643        4,238
Changes From Unit Transactions:
   - Contract purchases                           1,679,655      2,417,674       4,254,855      5,454,347      283,920
   - Contract withdrawals                        (4,300,106)    (2,074,265)     (4,790,484)    (9,881,067)    (157,273)
                                                -----------    -----------     -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (2,620,451)       343,409        (535,629)    (4,426,720)     126,647
                                                -----------    -----------     -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             928,422      1,595,759        (334,760)     8,453,923      130,885
                                                -----------    -----------     -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                 $27,205,661    $ 9,442,839     $32,726,578    $62,200,977    $ 149,761
                                                ===========    ===========     ===========    ===========    =========

                                                  JANUS       LINCOLN VIPT   LINCOLN VIPT
                                               ASPEN SERIES   BARON GROWTH  COHEN & STEERS
                                                WORLDWIDE    OPPORTUNITIES    GLOBAL REAL    LINCOLN VIPT
                                                  GROWTH     SERVICE CLASS      ESTATE      DELAWARE BOND
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUN
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 8,720,156    $10,752,365       $    --      $1,074,664
Changes From Operations:
   - Net investment income (loss)                   63,222       (112,013)           --          47,698
   - Net realized gain (loss) on investments      (360,990)       553,790            --          (7,693)
   - Net change in unrealized appreciation or
     depreciation on investments                 1,613,355      1,055,549            --          11,917
                                               -----------    -----------       -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,315,587      1,497,326            --          51,922
Changes From Unit Transactions:
   - Contract purchases                            680,361      2,345,898            --         656,543
   - Contract withdrawals                       (1,876,142)    (2,828,884)           --        (412,242)
                                               -----------    -----------       -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,195,781)      (482,986)           --         244,301
                                               -----------    -----------       -------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            119,806      1,014,340            --         296,223
                                               -----------    -----------       -------      ----------
NET ASSETS AT DECEMBER 31, 2006                  8,839,962     11,766,705            --       1,370,887
Changes From Operations:
   - Net investment income (loss)                  (21,585)      (126,680)          (13)         64,833
   - Net realized gain (loss) on investments        (7,683)     1,820,555           (28)         (2,191)
   - Net change in unrealized appreciation or
     depreciation on investments                   758,843     (1,413,423)       (1,604)          1,086
                                               -----------    -----------       -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       729,575        280,452        (1,645)         63,728
Changes From Unit Transactions:
   - Contract purchases                          1,759,176      2,957,090        28,572         876,259
   - Contract withdrawals                       (2,159,316)    (2,788,184)       (1,501)       (597,944)
                                               -----------    -----------       -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (400,140)       168,906        27,071         278,315
                                               -----------    -----------       -------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            329,435        449,358        25,426         342,043
                                               -----------    -----------       -------      ----------
NET ASSETS AT DECEMBER 31, 2007                $ 9,169,397    $12,216,063       $25,426      $1,712,930
                                               ===========    ===========       =======      ==========

                                               LINCOLN VIPT
                                                 DELAWARE    LINCOLN VIPT    LINCOLN VIPT     LINCOLN VIPT
                                                GROWTH AND     DELAWARE        DELAWARE      JANUS CAPITAL
                                                  INCOME       MANAGED     SOCIAL AWARENESS   APPRECIATION
                                                SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 3,007,330     $147,594       $4,045,303      $  956,529
Changes From Operations:
   - Net investment income (loss)                    6,996        2,171           (5,768)         (7,661)
   - Net realized gain (loss) on investments       145,915        5,248           26,014          24,800
   - Net change in unrealized appreciation or
     depreciation on investments                   136,952        9,844          401,902          62,163
                                               -----------     --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       289,863       17,263          422,148          79,302
Changes From Unit Transactions:
   - Contract purchases                            483,670      111,004          408,359         200,870
   - Contract withdrawals                       (1,111,636)     (90,619)        (717,067)       (226,573)
                                               -----------     --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (627,966)      20,385         (308,708)        (25,703)
                                               -----------     --------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (338,103)      37,648          113,440          53,599
                                               -----------     --------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2006                  2,669,227      185,242        4,158,743       1,010,128
Changes From Operations:
   - Net investment income (loss)                    7,745        6,504           (5,855)         (8,438)
   - Net realized gain (loss) on investments       111,513        8,385           45,556          42,957
   - Net change in unrealized appreciation or
     depreciation on investments                     6,829       (9,741)          38,974         171,666
                                               -----------     --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       126,087        5,148           78,675         206,185
Changes From Unit Transactions:
   - Contract purchases                          1,060,996      264,435          399,283         445,615
   - Contract withdrawals                         (627,412)     (49,324)        (399,221)       (271,063)
                                               -----------     --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                433,584      215,111               62         174,552
                                               -----------     --------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            559,671      220,259           78,737         380,737
                                               -----------     --------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2007                $ 3,228,898     $405,501       $4,237,480      $1,390,865
                                               ===========     ========       ==========      ==========

See accompanying notes.

                                                LINCOLN VIPT   LINCOLN VIPT
                                                  MONDRIAN    T. ROWE PRICE    LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                               INTERNATIONAL    STRUCTURED    WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030
                                                    VALUE     MID-CAP GROWTH     PROFILE        PROFILE        PROFILE
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $   929,443   $11,120,920        $    --        $    --        $    --
Changes From Operations:
   - Net investment income (loss)                    54,408      (105,743)            --             --             --
   - Net realized gain (loss) on investments         81,818      (343,958)            --             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                    333,282     1,271,446             --             --             --
                                                -----------   -----------        -------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        469,508       821,745             --             --             --
Changes From Unit Transactions:
   - Contract purchases                           3,304,097       781,704             --             --             --
   - Contract withdrawals                          (997,025)   (2,306,529)            --             --             --
                                                -----------   -----------        -------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               2,307,072    (1,524,825)            --             --             --
                                                -----------   -----------        -------        -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           2,776,580      (703,080)            --             --             --
                                                -----------   -----------        -------        -------        -------
NET ASSETS AT DECEMBER 31, 2006                   3,706,023    10,417,840             --             --             --
Changes From Operations:
   - Net investment income (loss)                    53,193      (108,447)            49              7              5
   - Net realized gain (loss) on investments        269,692       (15,250)            23            134             --
   - Net change in unrealized appreciation or
     depreciation on investments                    115,570     1,397,325             20            523            231
                                                -----------   -----------        -------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        438,455     1,273,628             92            664            236
Changes From Unit Transactions:
   - Contract purchases                           3,077,681       946,814         20,426         55,304         10,329
   - Contract withdrawals                        (1,979,801)   (1,990,139)        (9,887)        (9,825)            --
                                                -----------   -----------        -------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,097,880    (1,043,325)        10,539         45,479         10,329
                                                -----------   -----------        -------        -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,536,335       230,303         10,631         46,143         10,565
                                                -----------   -----------        -------        -------        -------
NET ASSETS AT DECEMBER 31, 2007                 $ 5,242,358   $10,648,143        $10,631        $46,143        $10,565
                                                ===========   ===========        =======        =======        =======

                                                              LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT
                                                LINCOLN VIPT    WILSHIRE      WILSHIRE      WILSHIRE
                                               WILSHIRE 2040   AGGRESSIVE   CONSERVATIVE    MODERATE
                                                  PROFILE        PROFILE       PROFILE       PROFILE
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $   --       $  40,497      $ 15,326     $  138,007
Changes From Operations:
   - Net investment income (loss)                     --              95           187            197
   - Net realized gain (loss) on investments          --              88           846          2,558
   - Net change in unrealized appreciation or
     depreciation on investments                      --          30,125         2,013         22,227
                                                  ------       ---------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          --          30,308         3,046         24,982
Changes From Unit Transactions:
   - Contract purchases                               --         319,676        74,999        418,670
   - Contract withdrawals                             --         (76,554)      (46,274)      (207,119)
                                                  ------       ---------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   --         243,122        28,725        211,551
                                                  ------       ---------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               --         273,430        31,771        236,533
                                                  ------       ---------      --------     ----------
NET ASSETS AT DECEMBER 31, 2006                       --         313,927        47,097        374,540
Changes From Operations:
   - Net investment income (loss)                     28             421         1,795          6,241
   - Net realized gain (loss) on investments          --          21,391         1,085         14,893
   - Net change in unrealized appreciation or
     depreciation on investments                     170          26,150         1,377         30,706
                                                  ------       ---------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         198          47,962         4,257         51,840
Changes From Unit Transactions:
   - Contract purchases                            7,410         694,460       129,426        877,787
   - Contract withdrawals                             (1)       (193,594)      (13,447)      (166,208)
                                                  ------       ---------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                7,409         500,866       115,979        711,579
                                                  ------       ---------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            7,607         548,828       120,236        763,419
                                                  ------       ---------      --------     ----------
NET ASSETS AT DECEMBER 31, 2007                   $7,607       $ 862,755      $167,333     $1,137,959
                                                  ======       =========      ========     ==========

                                                    LINCOLN VIPT
                                                      WILSHIRE          NB AMT                 T. ROWE PRICE
                                                     MODERATELY        MID-CAP       NB AMT    INTERNATIONAL
                                                 AGGRESSIVE PROFILE     GROWTH      PARTNERS       STOCK
                                                     SUBACCOUNT       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                        $  776,088      $ 1,435,604  $ 6,472,156   $ 7,809,348
Changes From Operations:
   - Net investment income (loss)                         2,799          (19,215)     (19,040)       13,282
   - Net realized gain (loss) on investments              1,125           59,652    1,070,586       442,372
   - Net change in unrealized appreciation or
     depreciation on investments                        140,030          187,880     (420,990)      902,102
                                                     ----------      -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      143,954          228,317      630,556     1,357,756
Changes From Unit Transactions:
   - Contract purchases                                 983,492        1,221,292    1,361,538     1,400,390
   - Contract withdrawals                               (94,820)        (619,466)  (2,416,588)   (1,839,082)
                                                     ----------      -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               888,672          601,826   (1,055,050)     (438,692)
                                                     ----------      -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,032,626          830,143     (424,494)      919,064
                                                     ----------      -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                       1,808,714        2,265,747    6,047,662     8,728,412
Changes From Operations:
   - Net investment income (loss)                        21,733          (39,594)     (22,129)       39,682
   - Net realized gain (loss) on investments             37,800          413,803      754,595     1,379,545
   - Net change in unrealized appreciation or
     depreciation on investments                        132,090          284,893     (253,414)     (405,290)
                                                     ----------      -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      191,623          659,102      479,052     1,013,937
Changes From Unit Transactions:
   - Contract purchases                               1,417,811        5,050,808      816,592     1,012,641
   - Contract withdrawals                              (157,449)      (2,843,332)  (1,018,001)   (1,247,962)
                                                     ----------      -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             1,260,362        2,207,476     (201,409)     (235,321)
                                                     ----------      -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,451,985        2,866,578      277,643       778,616
                                                     ----------      -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                      $3,260,699      $ 5,132,325  $ 6,325,305   $ 9,507,028
                                                     ==========      ===========  ===========   ===========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Lincoln Life & Annuity Company of New York merged into Jefferson Pilot LifeAmerica Insurance Company. Jefferson Pilot LifeAmerica Insurance Company was renamed Lincoln Life & Annuity Company of New York. Pursuant to the merger, the segregated investment account, Lincoln Life & Annuity Variable Annuity Account L, was transferred to Jefferson Pilot LifeAmerica Insurance Company. The transfer did not affect the assets and liabilities of the segregated investment account, Lincoln Life & Annuity Variable Annuity
Account L.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which is invested in shares of forty-three mutual funds (the Funds) of eleven diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Class B Fund
     ABVPSF Growth Class B Fund
     ABVPSF Growth and Income Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Balanced Portfolio

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Diversified Income Series
     Delaware VIPT High Yield Series
     Delaware VIPT REIT Service Class Series
     Delaware VIPT Small Cap Value Service Class Series
     Delaware VIPT Trend Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
     Dreyfus Developing Leaders Portfolio
     Dreyfus Stock Index Fund

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Growth Portfolio
     Fidelity VIP Money Market Portfolio

Janus Aspen Series:
     Janus Aspen Series Worldwide Growth Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Delaware Bond
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Managed
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT Wilshire 2010 Profile
     Lincoln VIPT Wilshire 2020 Profile
     Lincoln VIPT Wilshire 2030 Profile
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile

Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Fund
     NB AMT Partners Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price International Stock Portfolio

*    Denotes an affiliate of the Lincoln Life & Annuity Company of New York.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the Scudder Investments VIT Funds (Scudder
VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2007, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                               NEW FUND NAME
-----------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                         Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                           Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund              Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Managed Fund                        Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Social Awareness Fund               Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Capital Appreciation Fund           Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                  Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund              Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Profile Fund             Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund           Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund               Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund  Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                                                                                                     INVESTMENT
                                             COMMENCEMENT    FEE      UNIT       UNITS                      TOTAL      INCOME
SUBACCOUNT                            YEAR      DATE(1)    RATE(2)   VALUE    OUTSTANDING    NET ASSETS   RETURN(3)    RATIO(4)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL TECHNOLOGY CLASS B
                                      2007                  1.00%    $ 5.84      361,015    $ 2,107,815     18.70%      0.00%
                                      2006                  1.00%      4.92      282,192      1,388,016      7.30%      0.00%
                                      2005                  1.00%      4.58      307,412      1,409,159      2.61%      0.00%
                                      2004                  1.00%      4.47      282,456      1,261,778      4.04%      0.00%
                                      2003                  1.00%      4.29      337,278      1,448,161     42.36%      0.00%

ABVPSF GROWTH CLASS B
                                      2007                  1.00%      8.55      101,904        871,597     11.54%      0.00%
                                      2006                  1.00%      7.67       88,604        679,421     -2.22%      0.00%
                                      2005                  1.00%      7.84       85,290        668,880     10.52%      0.00%
                                      2004                  1.00%      7.10      103,814        736,630     13.39%      0.00%
                                      2003                  1.00%      6.26       66,426        415,678     33.36%      0.00%

ABVPSF GROWTH AND INCOME CLASS B
                                      2007                  1.00%     13.86       33,597        465,721      3.82%      1.12%
                                      2006                  1.00%     13.35       24,821        331,426     15.82%      1.04%
                                      2005                  1.00%     11.53       17,601        202,914      3.56%      1.32%
                                      2004      6/29/04     1.00%     11.13        5,270         58,671      7.91%      0.00%

AMERICAN CENTURY VP BALANCED
                                      2007                  1.00%     28.75      383,479     11,025,038      3.89%      2.09%
                                      2006                  1.00%     27.67      419,196     11,600,498      8.53%      1.94%
                                      2005                  1.00%     25.50      452,609     11,540,883      3.89%      1.83%
                                      2004                  1.00%     24.54      483,100     11,856,998      8.69%      1.61%
                                      2003                  1.00%     22.58      465,321     10,507,930     18.27%      2.53%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                                      2007                  1.00%     17.32      180,377      3,123,771     13.71%      2.98%
                                      2006                  1.00%     15.23      110,923      1,689,411     19.23%      0.75%
                                      2005                  1.00%     12.77       44,107        563,437     12.94%      0.59%
                                      2004      6/1/04      1.00%     11.31       11,463        129,655     10.73%      0.02%

AMERICAN FUNDS GROWTH CLASS 2
                                      2007                  1.00%     11.48    1,333,966     15,310,258     11.23%      0.81%
                                      2006                  1.00%     10.32    1,236,048     12,754,062      9.12%      0.85%
                                      2005                  1.00%      9.46    1,000,176      9,457,633     15.04%      0.76%
                                      2004                  1.00%      8.22      849,155      6,980,101     11.38%      0.18%
                                      2003                  1.00%      7.38      692,538      5,111,166     35.45%      0.14%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
                                      2007                  1.00%     13.64      300,110      4,094,602      4.00%      1.70%
                                      2006                  1.00%     13.12      190,840      2,503,669     14.06%      1.94%
                                      2005                  1.00%     11.50       95,699      1,100,768      4.78%      1.80%
                                      2004      5/24/04     1.00%     10.98       30,883        339,027      9.78%      1.26%

AMERICAN FUNDS INTERNATIONAL CLASS 2
                                      2007                  1.00%     15.24      533,371      8,128,674     18.83%      1.63%
                                      2006                  1.00%     12.83      443,079      5,682,642     17.79%      1.69%
                                      2005                  1.00%     10.89      336,191      3,660,412     20.29%      1.81%
                                      2004                  1.00%      9.05      190,345      1,722,815     18.13%      1.43%
                                      2003                  1.00%      7.66       97,103        743,984     33.51%      1.51%

DELAWARE VIPT DIVERSIFIED INCOME
                                      2007                  1.00%     12.27       59,178        726,193      6.56%      2.85%
                                      2006                  1.00%     11.52       33,323        383,741      6.85%      1.35%
                                      2005                  1.00%     10.78       25,456        274,362     -1.44%      0.95%
                                      2004      7/12/04     1.00%     10.94        6,512         71,214      7.13%      0.00%

DELAWARE VIPT HIGH YIELD
                                      2007                  1.00%     11.64       48,190        560,935      1.77%      5.22%
                                      2006                  1.00%     11.44       19,915        227,777     11.33%      4.55%
                                      2005      7/6/05      1.00%     10.27        6,988         71,790      1.58%      0.00%

                                                                                                                        INVESTMENT
                                                   COMMENCEMENT    FEE     UNIT      UNITS                    TOTAL       INCOME
SUBACCOUNT                                   YEAR     DATE(1)    RATE(2)  VALUE   OUTSTANDING   NET ASSETS   RETURN(3)    RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT REIT SERVICE CLASS
                                             2007                 1.00%   $23.78     333,954   $ 7,940,484    -15.03%      1.25%
                                             2006                 1.00%    27.98     428,242    11,983,864     31.01%      1.57%
                                             2005                 1.00%    21.36     365,439     7,805,980      5.79%      1.69%
                                             2004                 1.00%    20.19     424,716     8,575,269     29.78%      1.76%
                                             2003                 1.00%    15.56     278,445     4,331,817     32.40%      2.29%

DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
                                             2007                 1.00%    13.86     194,167     2,690,401     -7.77%      0.27%
                                             2006                 1.00%    15.02     223,729     3,361,010     14.73%      0.02%
                                             2005                 1.00%    13.09     155,489     2,035,924      8.06%      0.09%
                                             2004     6/2/04      1.00%    12.12      47,799       579,171     17.57%      0.00%

DELAWARE VIPT TREND SERVICE CLASS
                                             2007                 1.00%     9.29     146,079     1,357,784      9.36%      0.00%
                                             2006                 1.00%     8.50     138,720     1,179,023      6.27%      0.00%
                                             2005                 1.00%     8.00     116,084       928,449      4.56%      0.00%
                                             2004                 1.00%     7.65     121,655       930,539     11.20%      0.00%
                                             2003                 1.00%     6.88      74,423       511,935     33.45%      0.00%


DREYFUS DEVELOPING LEADERS
                                             2007                 1.00%    23.37     688,943    16,100,263    -11.94%      0.76%
                                             2006                 1.00%    26.54     800,394    21,242,177      2.74%      0.41%
                                             2005                 1.00%    25.83     942,684    24,351,869      4.75%      0.00%
                                             2004                 1.00%    24.66   1,061,293    26,173,119     10.23%      0.20%
                                             2003                 1.00%    22.37   1,105,611    24,734,992     30.38%      0.03%

DREYFUS STOCK INDEX
                                             2007                 1.00%    46.66     856,874    39,980,048      4.21%      1.71%
                                             2006                 1.00%    44.77     927,676    41,535,735     14.35%      1.65%
                                             2005                 1.00%    39.16   1,061,760    41,573,887      3.65%      1.61%
                                             2004                 1.00%    37.78   1,154,231    43,603,239      9.54%      1.81%
                                             2003                 1.00%    34.49   1,167,009    40,246,557     27.09%      1.51%

DWS VIP EQUITY 500 INDEX
                                             2007                 1.00%    13.72     115,690     1,586,702      4.25%      1.45%
                                             2006                 1.00%    13.16     136,605     1,797,198     14.37%      1.08%
                                             2005                 1.00%    11.50      80,809       929,549      3.63%      1.39%
                                             2004     6/3/04      1.00%    11.10      21,439       237,961      8.83%      0.00%

DWS VIP SMALL CAP INDEX
                                             2007                 1.00%    13.75      89,754     1,233,904     -2.88%      0.79%
                                             2006                 1.00%    14.15      75,677     1,071,171     16.32%      0.65%
                                             2005                 1.00%    12.17      27,220       331,227      3.22%      0.65%
                                             2004     5/26/04     1.00%    11.79      19,420       228,928     14.58%      0.00%

FIDELITY VIP ASSET MANAGER
                                             2007                 1.00%    32.12     846,875    27,205,661     14.35%      6.11%
                                             2006                 1.00%    28.09     935,393    26,277,239      6.25%      2.73%
                                             2005                 1.00%    26.44   1,040,184    27,502,351      3.01%      2.70%
                                             2004                 1.00%    25.67   1,137,009    29,184,217      4.42%      2.72%
                                             2003                 1.00%    24.58   1,193,093    29,327,586     16.80%      3.55%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
                                             2007                 1.00%    15.63     604,133     9,442,839     16.14%      0.78%
                                             2006                 1.00%    13.46     583,047     7,847,080     10.32%      1.01%
                                             2005                 1.00%    12.20     470,049     5,734,307     15.49%      0.09%
                                             2004                 1.00%    10.56     220,349     2,327,660     14.01%      0.19%
                                             2003                 1.00%     9.27     186,674     1,729,564     26.92%      0.21%

FIDELITY VIP EQUITY-INCOME
                                             2007                 1.00%    34.49     948,739    32,726,578      0.52%      1.80%
                                             2006                 1.00%    34.32     963,428    33,061,338     19.00%      3.36%
                                             2005                 1.00%    28.84     990,858    28,574,126      4.81%      1.65%
                                             2004                 1.00%    27.51   1,096,403    30,166,187     10.42%      1.51%
                                             2003                 1.00%    24.92   1,101,756    27,452,852     29.03%      1.75%

                                                                                                                       INVESTMENT
                                               COMMENCEMENT   FEE       UNIT       UNITS                      TOTAL     INCOME
SUBACCOUNT                               YEAR     DATE(1)    RATE(2)   VALUE    OUTSTANDING    NET ASSETS   RETURN(3)   RATIO(4)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH
                                         2007                 1.00%   $49.63     1,253,249    $62,200,977     25.70%      0.83%
                                         2006                 1.00%    39.48     1,361,243     53,747,054      5.79%      0.40%
                                         2005                 1.00%    37.32     1,566,690     58,475,118      4.75%      0.51%
                                         2004                 1.00%    35.63     1,817,389     64,758,693      2.35%      0.27%
                                         2003                 1.00%    34.81     1,952,288     67,968,460     31.53%      0.26%

FIDELITY VIP MONEY MARKET
                                         2007                 0.00%    17.27         8,674        149,761      5.21%      5.06%
                                         2006                 0.00%    16.41         1,150         18,876      4.89%      3.96%
                                         2005                 0.00%    15.65           720         11,264      3.03%      2.81%
                                         2004                 0.00%    15.19           760         11,548      1.21%      1.09%
                                         2003                 0.00%    15.00         1,452         21,782      0.99%      1.02%

JANUS ASPEN SERIES WORLDWIDE GROWTH
                                         2007                 1.00%    16.34       561,081      9,169,397      8.54%      0.77%
                                         2006                 1.00%    15.06       587,100      8,839,962     17.03%      1.76%
                                         2005                 1.00%    12.87       677,757      8,720,156      4.81%      1.37%
                                         2004                 1.00%    12.28       782,289      9,603,003      3.74%      1.02%
                                         2003                 1.00%    11.83       818,527      9,685,895     22.76%      1.12%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES
   SERVICE CLASS
                                         2007                 1.00%    31.06       393,339     12,216,063      2.39%      0.00%
                                         2006                 1.00%    30.33       387,931     11,766,705     14.37%      0.00%
                                         2005                 1.00%    26.52       405,441     10,752,365      2.34%      0.00%
                                         2004                 1.00%    25.91       455,731     11,810,165     24.39%      0.00%
                                         2003                 1.00%    20.83       373,564      7,782,694     28.72%      0.00%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL
   ESTATE
                                         2007     6/6/07      1.00%     8.26         3,077         25,426    -15.71%      0.37%
LINCOLN VIPT DELAWARE BOND
                                         2007                 1.00%    11.60       147,615      1,712,930      4.40%      5.11%
                                         2006                 1.00%    11.12       123,332      1,370,887      3.67%      4.68%
                                         2005                 1.00%    10.72       100,233      1,074,664      1.62%      5.23%
                                         2004     6/2/04      1.00%    10.55        43,998        464,220      5.36%      7.16%

LINCOLN VIPT DELAWARE GROWTH AND INCOME
                                         2007                 1.00%    10.67       302,483      3,228,898      5.06%      1.25%
                                         2006                 1.00%    10.16       262,714      2,669,227     11.24%      1.28%
                                         2005                 1.00%     9.13       329,272      3,007,330      4.49%      1.38%
                                         2004                 1.00%     8.74       229,611      2,006,948     10.88%      1.39%
                                         2003                 1.00%     7.88       170,309      1,342,582     28.43%      1.38%

LINCOLN VIPT DELAWARE MANAGED
                                         2007                 1.00%    12.92        31,390        405,501      3.54%      3.37%
                                         2006                 1.00%    12.48        14,848        185,242      9.47%      2.15%
                                         2005                 1.00%    11.40        12,951        147,594      3.49%      2.93%
                                         2004    7/15/04      1.00%    11.01         6,197         68,247      9.05%      2.86%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS
                                         2007                 1.00%    16.78       252,512      4,237,480      1.94%      0.86%
                                         2006                 1.00%    16.46       252,631      4,158,743     11.19%      0.86%
                                         2005                 1.00%    14.80       273,242      4,045,303     10.91%      0.86%
                                         2004                 1.00%    13.35       262,935      3,509,681     11.58%      0.97%
                                         2003                 1.00%    11.96       253,850      3,036,751     30.55%      0.90%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
                                         2007                 1.00%     7.98       174,123      1,390,865     19.22%      0.29%
                                         2006                 1.00%     6.70       150,835      1,010,128      8.58%      0.19%
                                         2005                 1.00%     6.17       155,088        956,529      3.17%      0.27%
                                         2004                 1.00%     5.98       141,460        845,699      4.23%      0.00%
                                         2003                 1.00%     5.74       112,475        645,105     31.14%      0.00%

LINCOLN VIPT MONDRIAN INTERNATIONAL
   VALUE
                                         2007                 1.00%    19.40       270,233      5,242,358     10.38%      2.09%
                                         2006                 1.00%    17.58       210,866      3,706,023     28.71%      4.16%
                                         2005                 1.00%    13.65        68,068        929,443     11.42%      2.98%
                                         2004    7/14/04      1.00%    12.25        14,861        182,117     15.71%      2.16%

                                                                                                                         INVESTMENT
                                                     COMMENCEMENT    FEE     UNIT      UNITS                    TOTAL      INCOME
SUBACCOUNT                                     YEAR     DATE(1)    RATE(2)   VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP
   GROWTH
                                               2007                 1.00%   $15.09    705,708    $10,648,143    12.46%      0.00%
                                               2006                 1.00%    13.42    776,449     10,417,840     8.19%      0.00%
                                               2005                 1.00%    12.40    896,718     11,120,920     8.72%      0.00%
                                               2004                 1.00%    11.41    947,058     10,803,382    12.53%      0.00%
                                               2003                 1.00%    10.14    942,960      9,558,571    31.30%      0.00%
LINCOLN VIPT WILSHIRE 2010 PROFILE
                                               2007     6/6/07      1.00%    10.49      1,013         10,631     5.50%      1.26%
LINCOLN VIPT WILSHIRE 2020 PROFILE
                                               2007     6/6/07      1.00%    10.34      4,464         46,143     4.03%      0.61%
LINCOLN VIPT WILSHIRE 2030 PROFILE
                                               2007     6/6/07      1.00%    10.44      1,012         10,565     4.79%      0.67%
LINCOLN VIPT WILSHIRE 2040 PROFILE
                                               2007     6/6/07      1.00%    10.27        741          7,607     2.95%      1.17%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
                                               2007                 1.00%    13.87     62,192        862,755     9.91%      1.07%
                                               2006                 1.00%    12.62     24,872        313,927    15.39%      1.05%
                                               2005     6/9/05      1.00%    10.94     3,702         40,497      9.19%      0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
                                               2007                 1.00%    11.90     14,059        167,333     6.70%      3.26%
                                               2006                 1.00%    11.15      4,222         47,097     8.25%      1.69%
                                               2005     7/5/05      1.00%    10.30      1,487         15,326     2.64%      0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
                                               2007                 1.00%    12.63     90,110      1,137,959     8.18%      1.79%
                                               2006                 1.00%    11.67     32,085        374,540    10.92%      1.08%
                                               2005     6/17/05     1.00%    10.52     13,113        138,007     4.34%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE
   PROFILE
                                               2007                 1.00%    13.15    248,025      3,260,699     8.72%      1.86%
                                               2006                 1.00%    12.09    149,575      1,808,714    13.01%      1.25%
                                               2005     6/9/05      1.00%    10.70     72,527        776,088     6.90%      0.00%
NB AMT MID-CAP GROWTH
                                               2007                 1.00%     9.07    565,767      5,132,325    21.31%      0.00%
                                               2006                 1.00%     7.48    302,990      2,265,747    13.55%      0.00%
                                               2005                 1.00%     6.59    217,997      1,435,604    12.61%      0.00%
                                               2004                 1.00%     5.85    103,058        602,683    15.15%      0.00%
                                               2003                 1.00%     5.08     97,895        497,166    26.80%      0.00%
NB AMT PARTNERS
                                               2007                 1.00%    20.12    314,438      6,325,305     8.25%      0.65%
                                               2006                 1.00%    18.58    325,433      6,047,662    11.12%      0.69%
                                               2005                 1.00%    16.72    387,018      6,472,156    16.87%      1.01%
                                               2004                 1.00%    14.31    329,450      4,714,134    17.79%      0.01%
                                               2003                 1.00%    12.15    270,161      3,281,857    33.75%      0.00%
T. ROWE PRICE INTERNATIONAL STOCK
                                               2007                 1.00%    21.17    449,128      9,507,028    11.91%      1.43%
                                               2006                 1.00%    18.92    461,446      8,728,412    17.91%      1.16%
                                               2005                 1.00%    16.04    486,787      7,809,348    14.88%      1.59%
                                               2004                 1.00%    13.96    530,691      7,410,901    12.64%      1.12%
                                               2003                 1.00%    12.40    600,479      7,444,366    29.23%      1.30%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                         AGGREGATE   AGGREGATE
                                                          COST OF     PROCEEDS
SUBACCOUNT                                               PURCHASES   FROM SALES
-------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $1,138,937   $  697,559
ABVPSF Growth Class B                                      171,393       74,416
ABVPSF Growth and Income Class B                           294,325      154,966
American Century VP Balanced                             1,196,729    1,466,694
American Funds Global Growth Class 2                     1,699,161      412,764
American Funds Growth Class 2                            3,663,771    1,640,615
American Funds Growth-Income Class 2                     2,305,498      695,058
American Funds International Class 2                     2,616,508      947,993
Delaware VIPT Diversified Income                           461,983      140,937
Delaware VIPT High Yield                                   490,661      156,975
Delaware VIPT REIT Service Class                         5,235,464    5,049,863
Delaware VIPT Small Cap Value Service Class              1,014,910    1,211,361
Delaware VIPT Trend Service Class                          326,524      247,023
Dreyfus Developing Leaders                               3,003,845    3,409,363
Dreyfus Stock Index                                      1,644,606    4,708,857
DWS VIP Equity 500 Index                                   459,076      730,737
DWS VIP Small Cap Index                                    666,812      378,238
Fidelity VIP Asset Manager                               2,869,913    3,424,177
Fidelity VIP Contrafund Service Class 2                  4,055,395    1,449,880
Fidelity VIP Equity-Income                               5,330,733    2,846,130
Fidelity VIP Growth                                      3,014,077    7,552,647
Fidelity VIP Money Market                                  278,479      149,069
Janus Aspen Series Worldwide Growth                      1,271,460    1,658,155
Lincoln VIPT Baron Growth Opportunities Service Class    3,273,052    1,897,971
Lincoln VIPT Cohen & Steers Global Real Estate              28,575        1,520
Lincoln VIPT Delaware Bond                                 884,098      557,142
Lincoln VIPT Delaware Growth and Income                    953,842      514,708
Lincoln VIPT Delaware Managed                              273,331       47,139
Lincoln VIPT Delaware Social Awareness                     306,450      312,426
Lincoln VIPT Janus Capital Appreciation                    363,343      206,321
Lincoln VIPT Mondrian International Value                2,620,549    1,300,018
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       487,114    1,643,792
Lincoln VIPT Wilshire 2010 Profile                          20,490        9,901
Lincoln VIPT Wilshire 2020 Profile                          55,346        9,856
Lincoln VIPT Wilshire 2030 Profile                          10,199            5
Lincoln VIPT Wilshire 2040 Profile                           7,409            6
Lincoln VIPT Wilshire Aggressive Profile                   656,747      148,858
Lincoln VIPT Wilshire Conservative Profile                 131,511       13,476
Lincoln VIPT Wilshire Moderate Profile                     873,814      152,694
Lincoln VIPT Wilshire Moderately Aggressive Profile      1,536,004       89,682
NB AMT Mid-Cap Growth                                    4,563,204    2,408,108
NB AMT Partners                                          1,179,282      773,690
T. Rowe Price International Stock                        1,776,918      911,266

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                      NET
                                                          SHARES     ASSET    FAIR VALUE       COST
SUBACCOUNT                                                OWNED      VALUE    OF SHARES     OF SHARES
------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                          103,774   $20.31   $ 2,107,656   $ 1,742,206
ABVPSF Growth Class B                                      38,870    22.42       871,467       696,960
ABVPSF Growth and Income Class B                           17,533    26.55       465,491       450,890
American Century VP Balanced                            1,510,140     7.33    11,069,326    10,760,079
American Funds Global Growth Class 2                      124,894    25.00     3,122,346     2,806,372
American Funds Growth Class 2                             229,494    66.72    15,311,865    12,634,697
American Funds Growth-Income Class 2                       96,837    42.26     4,092,322     3,958,070
American Funds International Class 2                      328,743    24.72     8,126,521     6,592,034
Delaware VIPT Diversified Income                           71,065    10.22       726,281       691,465
Delaware VIPT High Yield                                   94,233     5.95       560,687       568,031
Delaware VIPT REIT Service Class                          502,785    15.79     7,938,975     9,103,467
Delaware VIPT Small Cap Value Service Class                94,191    28.57     2,691,041     2,924,513
Delaware VIPT Trend Service Class                          35,842    37.88     1,357,699     1,180,439
Dreyfus Developing Leaders                                498,376    32.34    16,117,482    21,603,864
Dreyfus Stock Index                                     1,068,899    37.40    39,976,840    30,508,709
DWS VIP Equity 500 Index                                  102,045    15.53     1,584,759     1,435,218
DWS VIP Small Cap Index                                    83,820    14.71     1,232,996     1,300,183
Fidelity VIP Asset Manager                              1,641,274    16.57    27,195,910    26,059,389
Fidelity VIP Contrafund Service Class 2                   343,848    27.46     9,442,064     9,810,306
Fidelity VIP Equity-Income                              1,370,129    23.91    32,759,789    32,095,000
Fidelity VIP Growth                                     1,378,502    45.12    62,198,008    52,494,428
Fidelity VIP Money Market                                 148,285     1.00       148,286       148,286
Janus Aspen Series Worldwide Growth                       260,503    35.33     9,203,574     9,308,046
Lincoln VIPT Baron Growth Opportunities Service Class     407,967    29.94    12,216,178    10,155,799
Lincoln VIPT Cohen & Steers Global Real Estate              3,158     8.05        25,423        27,027
Lincoln VIPT Delaware Bond                                135,109    12.68     1,712,912     1,734,906
Lincoln VIPT Delaware Growth and Income                    87,609    36.86     3,229,000     2,711,492
Lincoln VIPT Delaware Managed                              23,959    16.91       405,152       401,887
Lincoln VIPT Delaware Social Awareness                    115,605    36.65     4,237,381     3,718,739
Lincoln VIPT Janus Capital Appreciation                    57,158    24.17     1,381,507     1,030,391
Lincoln VIPT Mondrian International Value                 216,934    24.16     5,241,767     4,737,506
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      792,992    13.44    10,653,853    10,409,170
Lincoln VIPT Wilshire 2010 Profile                          1,002    10.61        10,632        10,612
Lincoln VIPT Wilshire 2020 Profile                          4,398    10.49        46,147        45,624
Lincoln VIPT Wilshire 2030 Profile                            978    10.66        10,425        10,194
Lincoln VIPT Wilshire 2040 Profile                            721    10.50         7,573         7,403
Lincoln VIPT Wilshire Aggressive Profile                   60,253    14.28       860,470       802,790
Lincoln VIPT Wilshire Conservative Profile                 13,938    12.01       167,340       163,811
Lincoln VIPT Wilshire Moderate Profile                     87,886    12.93     1,136,011     1,081,573
Lincoln VIPT Wilshire Moderately Aggressive Profile       243,486    13.39     3,259,305     2,984,404
NB AMT Mid-Cap Growth                                     180,049    28.50     5,131,409     4,476,802
NB AMT Partners                                           304,548    20.77     6,325,454     5,581,599
T. Rowe Price International Stock                         537,674    17.71     9,522,199     7,048,070

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                         UNITS      UNITS     NET INCREASE
SUBACCOUNT                                               ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        232,648   (153,825)       78,823
ABVPSF Growth Class B                                    25,472    (12,172)       13,300
ABVPSF Growth and Income Class B                         21,402    (12,626)        8,776
American Century VP Balanced                             36,143    (71,860)      (35,717)
American Funds Global Growth Class 2                    108,234    (38,780)       69,454
American Funds Growth Class 2                           388,827   (290,909)       97,918
American Funds Growth-Income Class 2                    192,473    (83,203)      109,270
American Funds International Class 2                    213,093   (122,801)       90,292
Delaware VIPT Diversified Income                         39,823    (13,968)       25,855
Delaware VIPT High Yield                                 45,726    (17,451)       28,275
Delaware VIPT REIT Service Class                        156,863   (251,151)      (94,288)
Delaware VIPT Small Cap Value Service Class              75,923   (105,485)      (29,562)
Delaware VIPT Trend Service Class                        47,684    (40,325)        7,359
Dreyfus Developing Leaders                               59,828   (171,279)     (111,451)
Dreyfus Stock Index                                      78,158   (148,960)      (70,802)
DWS VIP Equity 500 Index                                 41,670    (62,585)      (20,915)
DWS VIP Small Cap Index                                  52,344    (38,267)       14,077
Fidelity VIP Asset Manager                               81,791   (170,309)      (88,518)
Fidelity VIP Contrafund Service Class 2                 182,141   (161,055)       21,086
Fidelity VIP Equity-Income                              132,937   (147,626)      (14,689)
Fidelity VIP Growth                                     136,201   (244,195)     (107,994)
Fidelity VIP Money Market                                17,730    (10,206)        7,524
Janus Aspen Series Worldwide Growth                     110,600   (136,619)      (26,019)
Lincoln VIPT Baron Growth Opportunities Service Class    98,192    (92,784)        5,408
Lincoln VIPT Cohen & Steers Global Real Estate            3,237       (160)        3,077
Lincoln VIPT Delaware Bond                               78,428    (54,145)       24,283
Lincoln VIPT Delaware Growth and Income                 101,124    (61,355)       39,769
Lincoln VIPT Delaware Managed                            21,672     (5,130)       16,542
Lincoln VIPT Delaware Social Awareness                   25,532    (25,651)         (119)
Lincoln VIPT Janus Capital Appreciation                  62,818    (39,530)       23,288
Lincoln VIPT Mondrian International Value               173,067   (113,700)       59,367
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     74,813   (145,554)      (70,741)
Lincoln VIPT Wilshire 2010 Profile                        1,955       (942)        1,013
Lincoln VIPT Wilshire 2020 Profile                        5,424       (960)        4,464
Lincoln VIPT Wilshire 2030 Profile                        1,022        (10)        1,012
Lincoln VIPT Wilshire 2040 Profile                          760        (19)          741
Lincoln VIPT Wilshire Aggressive Profile                 56,925    (19,605)       37,320
Lincoln VIPT Wilshire Conservative Profile               11,058     (1,221)        9,837
Lincoln VIPT Wilshire Moderate Profile                   76,385    (18,360)       58,025
Lincoln VIPT Wilshire Moderately Aggressive Profile     117,230    (18,780)       98,450
NB AMT Mid-Cap Growth                                   589,721   (326,944)      262,777
NB AMT Partners                                          45,524    (56,519)      (10,995)
T. Rowe Price International Stock                        54,281    (66,599)      (12,318)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                         UNITS      UNITS     NET INCREASE
SUBACCOUNT                                               ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        201,140   (226,360)     (25,220)
ABVPSF Growth Class B                                    28,464    (25,150)       3,314
ABVPSF Growth and Income Class B                         14,711     (7,491)       7,220
American Century VP Balanced                             44,598    (78,011)     (33,413)
American Funds Global Growth Class 2                     95,139    (28,323)      66,816
American Funds Growth Class 2                           471,668   (235,796)     235,872
American Funds Growth-Income Class 2                    127,771    (32,630)      95,141
American Funds International Class 2                    363,735   (256,847)     106,888
Lincoln VIPT Baron Growth Opportunities Service Class    86,345   (103,855)     (17,510)
Delaware VIPT Diversified Income                         18,986    (11,119)       7,867
Delaware VIPT High Yield                                 16,525     (3,598)      12,927

                                                        UNITS      UNITS     NET INCREASE
SUBACCOUNT                                              ISSUED    REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------
Delaware VIPT REIT Service Class                       154,547    (91,744)        62,803
Delaware VIPT Small Cap Value Service Class            134,636    (66,396)        68,240
Delaware VIPT Trend Service Class                      126,975   (104,339)        22,636
Dreyfus Developing Leaders                              69,491   (211,781)      (142,290)
Dreyfus Stock Index                                     97,926   (232,010)      (134,084)
DWS VIP Equity 500 Index                               103,085    (47,289)        55,796
DWS VIP Small Cap Index                                123,553    (75,096)        48,457
Fidelity VIP Asset Manager                              59,439   (164,230)      (104,791)
Fidelity VIP Contrafund Service Class 2                268,453   (155,455)       112,998
Fidelity VIP Equity-Income                             126,073   (153,503)       (27,430)
Fidelity VIP Growth                                     90,194   (295,641)      (205,447)
Fidelity VIP Money Market                               30,030    (29,600)           430
Janus Aspen Series Worldwide Growth                     52,378   (143,035)       (90,657)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth    64,099   (184,368)      (120,269)
Lincoln VIPT Wilshire Aggressive Profile                27,995     (6,825)        21,170
Lincoln VIPT Delaware Bond                              64,637    (41,538)        23,099
Lincoln VIPT Janus Capital Appreciation                 32,667    (36,920)        (4,253)
Lincoln VIPT Wilshire Conservative Profile               7,161     (4,426)         2,735
Lincoln VIPT Delaware Growth and Income                 53,602   (120,160)       (66,558)
Lincoln VIPT Mondrian International Value              261,820   (119,022)       142,798
Lincoln VIPT Delaware Managed                            9,487     (7,590)         1,897
Lincoln VIPT Wilshire Moderate Profile                  38,301    (19,329)        18,972
Lincoln VIPT Wilshire Moderately Aggressive Profile     85,738     (8,690)        77,048
Lincoln VIPT Delaware Social Awareness                  30,294    (50,905)       (20,611)
NB AMT Mid-Cap Growth                                  175,243    (90,250)        84,993
NB AMT Partners                                         80,067   (141,652)       (61,585)
T. Rowe Price International Stock                       86,277   (111,618)       (25,341)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

               Lincoln Life & Annuity Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2007

     Statement of Operations - Year ended December 31, 2007

     Statements of Changes in Net Assets - Years ended December 31, 2007 and
     2006

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2007 and 2006

     Statements of Income - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Statements of Shareholder's Equity - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Statements of Cash Flows - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.

(2) Not Applicable.

(3) (a) Principal Underwriting Agreement dated May 1, 2007 incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.

(4) (a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.

   (e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.

   (f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

   (h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.

(5) (a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.

(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7) Not Applicable.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

       (i) American Century incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (ii)(a) Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed September 30, 1996. (Fund Participation Agreement)

       (iii)(b) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed April 16, 2003. (Amendment)

       (iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (vii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)

       (viii)(b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 10805) filed on April 16, 2003. (Amendment)

       (viii)(c) T. Rowe Price International Series, Inc. and T. Rowe Price Investmetn Services, Inc. dated April 2, 2007 (Amendment)

       (ix) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (x) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (xi) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (xii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.

(10) (a) Consent of Independent Registered Public Accounting Firm.

   (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-145531) filed on April 9, 2008.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.


Name                                Positions and Offices with Depositor
---------------------------------   ------------------------------------------------------------
J. Patrick Barrett                  Director
4605 Watergap
Manlius, NY 13104
Michael J. Burns*****               Senior Vice President
Charles C. Cornelio*****            Senior Vice President and Director
Frederick J. Crawford******         Senior Vice President, Chief Financial Officer and Director
Robert W. Dineen***                 Director
Christine S. Frederick****          Second Vice President and Chief Compliance Officer
Dennis R. Glass******               President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen*****                  Senior Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Dennis L. Schoff******              Director
Robert O. Sheppard*                 Second Vice President and General Counsel
Michael S. Smith***                 Assistant Vice President and Director
Rise' C.M. Taylor**                 Vice President and Treasurer
Westley V. Thompson****             Director
C. Suzanne Womack ******            Second Vice President and Secretary

* Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY
13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 2900, Philadelphia, PA 19102

       **** Principal business address is 350 Church Street, Hartford, CT 06103

       ***** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

******    Principal business address is Radnor Financial Center, 150 Radnor
Chester Road, Radnor, PA 19087

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 29, 2008 there were 24,350 participants in group contracts under Account L.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for: Lincoln Life & Annuity Variable Annuity Account H; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) (i) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Randal J. Freitag*          Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass*            Director
Keith J. Ryan***            Vice President, Chief Financial Officer
Marilyn K. Ondecker***      Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.


Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of April, 2008.

      Lincoln Life & Annuity Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/Samuel S. Parkison
            ------------------------------------
            Samuel S. Parkison
            Second Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            Second Vice President, Lincoln Life & Annuity Company of
            New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2008.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Senior Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Director
------------------------------
J. Patrick Barrett
*                                Senior Vice President
------------------------------
Michael J. Burns
*                                Senior Vice President and Director
------------------------------
Charles C. Cornelio
*                                Director
------------------------------
Robert W. Dineen
*                                Director
------------------------------
George W. Henderson, III
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*                                Director
------------------------------
Dennis L. Schoff
*                                Assistant Vice President and Director
------------------------------
Michael S. Smith
*                                Director
------------------------------
Westley V. Thompson
*By:/s/Kelly D. Clevenger        Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger